                                                                     EXHIBIT 4.4

                                                                  EXECUTION COPY


                               SALE AND SERVICING

                                    AGREEMENT



                                      among



                      NEW SOUTH MOTOR VEHICLE TRUST 2002-A,
           by Wilmington Trust Company not in its individual capacity but solely as Owner Trustee,

                                     Issuer,



                          BOND SECURITIZATION, L.L.C.,

                                     Seller,



                         NEW SOUTH FEDERAL SAVINGS BANK,

                             Servicer and Custodian



                                       and



                              JPMORGAN CHASE BANK,

                                Indenture Trustee



                          Dated as of November 26, 2002

                               TABLE OF CONTENTS

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                                                                                               Page
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ARTICLE I    DEFINITIONS ......................................................................   1

     SECTION 1.1.    Definitions ..............................................................   1

     SECTION 1.2.    Other Definitional Provisions ............................................  19

ARTICLE II   CONVEYANCE OF RECEIVABLES ........................................................  20

     SECTION 2.1.    Conveyance of Initial Receivables on the Closing Date ....................  20

     SECTION 2.2.    Conveyance of Additional Receivables on Funding Date .....................  21

     SECTION 2.3.    Sale of Receivables ......................................................  23

     SECTION 2.4.    Further Encumbrance of Trust Property ....................................  24

ARTICLE III  THE RECEIVABLES ..................................................................  24

     SECTION 3.1.    Representations and Warranties ...........................................  24

     SECTION 3.2.    Repurchase upon Breach of Representations and Warranties .................  24

     SECTION 3.3.    Custody of Receivables Files .............................................  25

ARTICLE IV   ADMINISTRATION AND SERVICING OF RECEIVABLES ......................................  27

     SECTION 4.1.    Duties of the Servicer ...................................................  27

     SECTION 4.2.    Collection of Receivable Payments; Modifications of Receivables ..........  28

     SECTION 4.3.    Realization upon Receivables .............................................  29

     SECTION 4.4.    Insurance ................................................................  30

     SECTION 4.5.    Maintenance of Security Interests in Vehicles ............................  31

     SECTION 4.6.    Covenants, Representations, and Warranties of Servicer ...................  32

     SECTION 4.7.    Purchase of Receivables Upon Breach of Covenant ..........................  33

     SECTION 4.8.    Total Servicing Fee; Payment of Certain Expenses by Servicer .............  33

     SECTION 4.9.    Servicer's Certificate ...................................................  33

     SECTION 4.10.   Annual Statement as to Compliance, Notice of Servicer Default ............  34

     SECTION 4.11.   Annual Independent Accountants' Report ...................................  34

     SECTION 4.12.   Access to Certain Documentation and Information Regarding Receivables ....  35

     SECTION 4.13.   Fidelity Bond and Errors and Omissions Policy ............................  35

     SECTION 4.14.   Reports to the Commission ................................................  35

     SECTION 4.15.   Sarbanes-Oxley Act of 2002 ...............................................  35


                               TABLE OF CONTENTS
                                  (continued)

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ARTICLE V    TRUST ACCOUNTS; DISTRIBUTIONS; STATEMENTS TO NOTEHOLDERS .........................  35

     SECTION 5.1.    Establishment of Trust Accounts ..........................................  36

     SECTION 5.2.    Pre-Funding Account ......................................................  38

     SECTION 5.3.    Certain Reimbursements to the Servicer ...................................  39

     SECTION 5.4.    Application of Collections ...............................................  39

     SECTION 5.5.    Reserve Account ..........................................................  39

     SECTION 5.6.    Additional Deposits ......................................................  40

     SECTION 5.7.    Distributions ............................................................  40

     SECTION 5.8.    Note Distribution Account ................................................  42

     SECTION 5.9.    Statements to Noteholders ................................................  44

     SECTION 5.10.   Servicer Advances ........................................................  45

     SECTION 5.11.   Optional Deposits by the Insurer .........................................  45

ARTICLE VI   THE NOTE POLICY ..................................................................  46

     SECTION 6.1.    Claims Under Note Policy .................................................  46

     SECTION 6.2.    Preference Claims Under Note Policy ......................................  47

     SECTION 6.3.    Surrender of Note Policy .................................................  49

ARTICLE VII  THE SELLER .......................................................................  49

     SECTION 7.1.    Representations of Seller ................................................  49

     SECTION 7.2.    Organizational Existence .................................................  51

     SECTION 7.3.    Liability of Seller ......................................................  51

     SECTION 7.4.    Merger or Consolidation of, or Assumption of the
                     Obligations of, Seller ...................................................  51

     SECTION 7.5.    Limitation on Liability of Seller and Others .............................  51

     SECTION 7.6.    Ownership of the Certificate or Notes ....................................  51

ARTICLE VIII THE SERVICER .....................................................................  52

     SECTION 8.1.    Representations of Servicer ..............................................  52

     SECTION 8.2.    Liability of Servicer; Indemnities .......................................  53

     SECTION 8.3.    Merger or Consolidation of, or Assumption of the
                     Obligations of the Servicer ..............................................  54

     SECTION 8.4.    Limitation on Liability of Servicer and Others ...........................  55

     SECTION 8.5.    Delegation of Duties .....................................................  55


                               TABLE OF CONTENTS
                                  (continued)

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     SECTION 8.6.    Servicer Not to Resign ...................................................  55

ARTICLE IX   DEFAULT ..........................................................................  56

     SECTION 9.1.    Servicer Default .........................................................  56

     SECTION 9.2.    Consequences of a Servicer Default .......................................  57

     SECTION 9.3.    Appointment of Successor .................................................  58

     SECTION 9.4.    Notification to Noteholders ..............................................  58

     SECTION 9.5.    Waiver of Past Defaults ..................................................  58

ARTICLE X    TERMINATION ......................................................................  59

     SECTION 10.1.   Optional Purchase of All Receivables .....................................  59

ARTICLE XI   ADMINISTRATIVE DUTIES OF THE SERVICER ............................................  59

     SECTION 11.1.   Administrative Duties ....................................................  59

     SECTION 11.2.   Records ..................................................................  61

     SECTION 11.3.   Additional Information to be Furnished to the Issuer .....................  61

ARTICLE XII  MISCELLANEOUS PROVISIONs .........................................................  62

     SECTION 12.1.   Amendment ................................................................  62

     SECTION 12.2.   Protection of Title to Trust .............................................  63

     SECTION 12.3.   Notices ..................................................................  65

     SECTION 12.4.   Assignment ...............................................................  67

     SECTION 12.5.   Limitations on Rights of Others ..........................................  67

     SECTION 12.6.   Severability .............................................................  67

     SECTION 12.7.   Separate Counterparts ....................................................  67

     SECTION 12.8.   Headings .................................................................  67

     SECTION 12.9.   Governing Law ............................................................  67

     SECTION 12.10.  Assignment to Indenture Trustee ..........................................  68

     SECTION 12.11.  Nonpetition Covenants ....................................................  68

     SECTION 12.12.  Limitation of Liability of Owner Trustee and Indenture Trustee ...........  68

     SECTION 12.13.  Independence of the Servicer .............................................  69

     SECTION 12.14.  No Joint Venture .........................................................  69

                               TABLE OF CONTENTS
                                  (continued)

SCHEDULES
Schedule A   Schedule of Receivables
Schedule B   Perfection Representations

EXHIBITS
Exhibit A    Form of Servicer's Certificate
Exhibit B    Form of Notice of Funding Date

     This SALE AND SERVICING AGREEMENT dated as of November 26, 2002, among NEW SOUTH MOTOR VEHICLE TRUST 2002-A, a common law owner trust by Wilmington Trust Company, not in its individual capacity, but solely as Owner Trustee (the "Issuer"), BOND SECURITIZATION, L.L.C., a Delaware limited liability company (the "Seller"), and NEW SOUTH FEDERAL SAVINGS BANK, a federally chartered savings bank ("New South", in its capacity as Servicer, the "Servicer", and in its capacity as Custodian, the "Custodian"), and JPMorgan Chase Bank, a New York banking corporation, in its capacity as Indenture Trustee (in such capacity, the "Indenture Trustee").

     The Issuer desires to purchase the Receivables and Other Conveyed Property;

     The Seller has purchased the Receivables and Other Conveyed Property from New South and is willing to sell the Receivables and Other Conveyed Property to the Issuer;

     The Servicer is willing to service the Receivables;

     The Custodian is willing to take custody of the Receivable Files.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:

                                    ARTICLE I

                                   Definitions

     SECTION 1.1. Definitions. Whenever used in this Agreement, the following words and phrases will have the following meanings:

     "Accounting Date" means, with respect to any Collection Period the last day of such Collection Period.

     "Additional Cutoff Date" means, with respect to the Additional Receivables transferred to the Trust on the Funding Date, three Business Days prior to the Funding Date.

     "Additional Funds Available" means, with respect to any Payment Date, the sum of: (1) the Reserve Account Draw Amount, if any, received by the Indenture Trustee with respect to the Payment Date; plus (2) the Insurer Optional Deposit, if any, received by the Indenture Trustee with respect to the Payment Date.

     "Additional Pool Balance" means the aggregate Principal Balance of the Additional Receivables as of the Additional Cutoff Date.

     "Additional Receivables" means the Receivables originated by the Originator, purchased by the Seller and transferred to the Issuer on the Funding Date.

     "Affiliate" means, with respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, "control" when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

     "Aggregate Principal Balance" means, with respect to any date of determination, the sum of the Principal Balances for all Receivables (other than (i) any Receivable that became a Liquidated Receivable prior to the end of the preceding Collection Period and (ii) any Receivable that became a Purchased Receivable prior to the end of the preceding Collection Period) as of the date of determination.

     "Agreement" means this Sale and Servicing Agreement, as the same may be amended and supplemented from time to time.

     "Amount Financed" means, with respect to a Receivable, the aggregate amount advanced under such Receivable toward the purchase price of the Financed Vehicle and any related costs, including amounts advanced at the time the loan is originated in respect of accessories, insurance premiums, service contracts and warranty contracts and other items customarily financed as part of retail automobile installment sale contracts or promissory notes, and related costs.

     "Annual Percentage Rate" of a Receivable means the annual percentage rate of finance charges or service charges, as stated in the related Contract.

     "Available Funds" means, for any Collection Period, the sum, without duplication, of (1) the Collected Funds for the Collection Period; plus (2) all Purchase Amounts deposited in the Collection Account with respect to the Collection Period, plus (3) the Monthly Capitalized Interest Amount and income on investments held in the Collection Account, the Pre-Funding Account and the Reserve Account, including earnings transferred to the Collection Account pursuant to Sections 5.1(b) and 5.7(a)(ii) hereof; plus (3) the proceeds of any liquidation of the assets of the Issuer; plus (4) all Servicer Advances with respect to the Receivables; provided, however, that in calculating the Available Funds the following will be excluded: (a) all payments and proceeds (including Net Liquidation Proceeds) of any Receivables the Purchase Amount of which has been included in the Available Funds in a prior Collection Period, (b) amounts consisting of the Supplemental Servicing Fee and (c) any Policy Claim Amounts.

     "Base Servicing Fee" means, with respect to any Collection Period, the fee payable to the Servicer for services rendered during such Collection Period, which will be equal to one-twelfth of the Servicing Fee Rate multiplied by the Pool Balance as of the opening of business on the first day of such Collection Period.

     "Basic Documents" means this Agreement, the Trust Agreement, the Purchase Agreement, the Insurance Agreement, the Indenture, and other documents and certificates delivered in connection therewith.

     "Business Day" means a day that is not a Saturday or a Sunday and that in the States of New York, Alabama, Delaware and the state in which the Corporate Trust Office of the Owner Trustee or the Indenture Trustee is located is neither a legal holiday nor a day on which banking institutions are authorized by law, regulation or executive order to be closed.

     "Capitalized Interest Account" has the meaning set forth in Section 5.1(a)(v).

     "Capitalized Interest Account Initial Deposit" means $38,150.40.

     "Certificate" means the trust certificate evidencing the beneficial interest of the Certificateholder in the Trust.

     "Certificateholder" means the Person in whose name the Certificate is registered.

     "Class" means the Class A-1 Notes, the Class A-2 Notes or the Class A-3 Notes, as the context requires.

     "Class A Notes" means, collectively, the Class A-1 Notes, the Class A-2 Notes and the Class A-3 Notes.

     "Class A Noteholders" means holders of the Class A Notes.

     "Class A Noteholders' Interest Carryover Amount" means, for any Class of Class A Notes and any Determination Date, all or any portion of the Class A Noteholders' Interest Distributable Amount for the Class for the immediately preceding Payment Date still unpaid as of the Determination Date, plus, to the extent permitted by law, interest on the unpaid amount at the interest rate paid on the Class of Class A Notes from the preceding Payment Date to but excluding the related Payment Date.

     "Class A Noteholders' Interest Distributable Amount" means, for any Payment Date, the sum of the Class A Noteholders' Monthly Interest Distributable Amount for each Class of Class A Notes for such Payment Date and the Class A Noteholders' Interest Carryover Amount, if any, for each Class of Class A Notes, calculated as of the related Payment Date.

     "Class A Noteholders' Monthly Interest Distributable Amount" means, for any Payment Date and any Class of Class A Notes, the interest accrued at the applicable interest rates during the applicable Interest Period on the principal amount of the Class A Notes of each Class of the Class A Notes outstanding as of the end of the prior Payment Date or, in the case of the first Payment Date, as of the Closing Date. For purposes of calculating the Class A Noteholders' Interest Distributable Amount, (i) interest on the Class A-1 Notes will be calculated on the basis of actual days elapsed and a 360-day year and (ii) interest on the Class A-2 Notes and Class A-3 Notes will be calculated on the basis of a 360-day year consisting of 12 30-day months.

     "Class A Noteholders' Principal Distributable Amount" means, with respect to any Payment Date, an amount not less than zero equal to the excess, if any, of (a) the sum of the outstanding principal amount of all the Class A Notes as of the preceding Payment Date (after giving effect to any principal payments made on the Class A Notes on such preceding Payment Date) or the Closing Date, as the case may be, over (b) the sum of the Pool Balance at the end of the Collection Period preceding such Payment Date and the funds on deposit in the Pre-Funding Account (other than interest and investment income); provided, however, that the Class A Noteholders' Principal Distributable Amount shall not exceed the sum of the outstanding principal amount of all of the Notes on such Payment Date (prior to giving effect to any principal payments made on the Notes on such Payment Date); and provided, further, that the Class A Noteholders' Principal Distributable Amount on and after the Final Scheduled Payment Date of a Class of Class A Notes shall not be less than the amount that is necessary to reduce the outstanding principal amount of such Class of Notes and all earlier maturing Classes of Class A Notes and all Classes of Class A Notes maturing on the same date to zero.

     "Class A-1 Notes" has the meaning assigned to such term in the Indenture.

     "Class A-2 Notes" has the meaning assigned to such term in the Indenture.

     "Class A-3 Notes" has the meaning assigned to such term in the Indenture.

     "Closing Date" means November 26, 2002.

     "Collateral Insurance" has the meaning set forth in Section 4.4(a).

     "Collected Funds" means, with respect to any Collection Period, the amount of funds in the Collection Account representing collections on the Receivables (other than Purchased Receivables) during such Collection Period, including all Net Liquidation Proceeds collected during such Collection Period (but excluding any Purchase Amounts and any collections on the Receivables attributable to interest accrued on the Initial Receivables prior to the Closing Date and any interest accrued on the Additional Receivables prior to the Funding Date).

     "Collection Account" means the account designated as such, established and maintained pursuant to Section 5.1(a)(i).

     "Collection Period" means, with respect to the first Payment Date, the period beginning on the close of business on October 31, 2002 and ending on the close of business on November 30, 2002. With respect to each subsequent Payment Date, "Collection Period" means the period beginning on the open of business on the first day of the immediately preceding calendar month and ending on the close of business on the last day of the immediately preceding calendar month. Any amount stated "as of the close of business of the last day of a Collection Period" will give effect to the following calculations as determined as of the end of the day on such last day: (i) all applications of collections and (ii) all distributions.

     "Collection Records" means all manually prepared or computer generated records relating to collection efforts or payment histories with respect to the Receivables.

     "Computer Tape" means the computer tapes or other electronic media furnished by New South to the Issuer and its assigns describing certain characteristics of the Receivables as of the Initial Cutoff Date and the Additional Receivables as of the Additional Cutoff Date.

     "Contract" means a motor vehicle retail installment sale contract, installment loan contract or note and security agreement.

     "Controlling Party" means (a) so long as no Insurer Default has occurred and is continuing, the Insurer or (b) if an Insurer Default has occurred and is continuing, the Indenture Trustee acting at the direction of the Majority Noteholders.

     "Copies" has the meaning set forth in Section 3.3(c).

     "Corporate Trust Office" means (i) with respect to the Owner Trustee, the principal corporate trust office of the Owner Trustee, which at the time of execution of this Agreement is Rodney Square North, 1100 N. Market Street, Wilmington, Delaware 19890, and (ii) with respect to the Indenture Trustee, the principal office at which at any particular time its corporate trust business is administered, which at the time of execution of this agreement is 4 New York Plaza, 6th Floor, New York, New York 10004.

     "Cram Down Loss" means, for any Receivable (other than a Purchased Receivable or a Liquidated Receivable), if a court of appropriate jurisdiction in an insolvency proceeding issued an order reducing the amount owed on the Receivable or otherwise modifying or restructuring the scheduled payments to be made on the Receivable, an amount equal to (i) the excess of the Receivable's Principal Balance immediately prior to the order over the Receivable's Principal Balance as reduced; and/or (ii) if the court issued an order reducing the effective interest rate on the Receivable, the excess of the Receivable's Principal Balance immediately prior to the order over the Receivable's net present value (using as the discount rate the higher of the Annual Percentage Rate on the Receivable or the rate of interest, if any, specified by the court in the order) of the scheduled payments as so modified or restructured. A Cram Down Loss is deemed to have occurred on the order's issuance date.

     "Custodian" means New South as custodian hereunder acting as agent for the Indenture Trustee, or any other Person named from time to time as custodian hereunder, which Person must be reasonably acceptable to the Controlling Party (the Custodian as of the Closing Date is acceptable to the Insurer as of the Closing Date).

     "Dealer" means a dealer who sold a Financed Vehicle and who originated and assigned the respective Receivable to New South under a Dealer Agreement or pursuant to a Dealer Assignment.

     "Dealer Agreement" means any agreement between a Dealer and New South relating to the acquisition of Receivables from the Dealer by New South.

     "Dealer Assignment" means, with respect to a Receivable, the executed assignment executed by the Dealer conveying such Receivable to New South.

     "Delinquency Rate" means, with respect to any Determination Date, a fraction, expressed as a percentage, (a) the numerator of which is equal to the aggregate Principal Balance of all Receivables, other than Liquidated Receivables, as to which any Scheduled Receivables Payment or portion thereof in an amount greater than $10 was 60 or more days delinquent as of the last day of the related Collection Period and (b) the denominator of which is equal to the Aggregate Principal Balance as of the last day of the related Collection Period.

     "Delivery" means, with respect to Trust Account Property:

     (a) with respect to bankers' acceptances, commercial paper, negotiable certificates of deposit and other obligations that constitute "instruments" within the meaning of Article 9 of the UCC, transfer thereof:

               (i) by physical delivery to the Indenture Trustee, indorsed to, or registered in the name of, the Indenture Trustee or its nominee or indorsed in blank;

               (ii) by the Indenture Trustee continuously maintaining possession of such instrument; and

               (iii) by the Indenture Trustee continuously indicating by book-entry that such instrument is credited to the related Trust Account;

     (b) with respect to a "certificated security" (as defined in Article 8 of the UCC), transfer thereof:

               (i) by (x) physical delivery of such certificated security to the Indenture Trustee, provided that if the certificated security is in registered form, it shall be indorsed to, or registered in the name of, the Indenture Trustee or indorsed in blank, and (y) the Indenture Trustee continuously maintaining possession of such certificated security; or

               (ii) by another Person (not a securities intermediary) (1) acquiring possession of such certificated security on behalf of the Indenture Trustee, provided that if the certificated security is in registered form, it shall be indorsed to, or registered in the name of, the Indenture Trustee or indorsed in blank, or (2) having acquired possession of such certificated security, acknowledging that it holds such certificated security for the Indenture Trustee, and, in either such case, continuously maintaining possession of such certificated security; and

               (iii) by the Indenture Trustee continuously indicating by book-entry that such certificated security is credited to the related Trust Account;

     (c) with respect to any security issued by the U.S. Treasury, the Federal Home Loan Mortgage Corporation or the Federal National Mortgage Association that is a book-entry security held through the Federal Reserve System pursuant to Federal book entry regulations, transfer thereof pursuant to the following procedures, all in accordance with applicable law, including applicable federal regulations and Articles 8 and 9 of the UCC:

               (i) by (x) book-entry registration of such property to an appropriate book-entry account maintained with a Federal Reserve Bank by a securities intermediary that is also a "depositary" pursuant to applicable federal regulations and issuance by such securities intermediary of a deposit advice or other written confirmation of such book-entry registration to the Indenture Trustee of the purchase by the securities intermediary on behalf of the Indenture Trustee of such book-entry security; the making by such securities intermediary of entries in its books and records identifying such book-entry security held through the Federal Reserve System pursuant to Federal book-entry regulations as belonging to the Indenture Trustee and continuously indicating that such securities intermediary holds such book-entry security solely as agent for the Indenture Trustee or (y) continuous book-entry registration of such property to a book-entry account maintained by the Indenture Trustee with a Federal Reserve Bank; and

               (ii) by the Indenture Trustee continuously indicating by book-entry that such property is credited to the related Trust Account;

     (d) with respect to any asset in the Trust Accounts that is an "uncertificated security" (as defined in Article 8 of the UCC) and that is not governed by clause (c) above or clause (e) below:

               (i)   transfer thereof:

               (A) by registration to the Indenture Trustee as the registered owner thereof, on the books and records of the issuer thereof; or

               (B) by another Person (not a securities intermediary) (1) becoming the registered owner of the uncertificated security on behalf of the Indenture Trustee, or (2) having become the registered owner of the uncertificated security, acknowledging that it holds such uncertificated security for the Indenture Trustee; or

               (ii) the issuer of the uncertificated security has agreed that it will comply with instructions originated by the Indenture Trustee with respect to such uncertificated security without further consent of the registered owner thereof; and

               (iii) the Indenture Trustee continuously indicating by book-entry that such uncertificated security is credited to the related Trust Account;

     (e) in the case of a security in the custody of or maintained on the books of a clearing corporation (as defined in Article 8 of the UCC) or its nominee, transfer thereof by causing:

               (i) the relevant clearing corporation to credit such security to a securities account of the Indenture Trustee at such clearing corporation; and

               (ii) the Indenture Trustee to continuously indicate by book-entry that such security is credited to the related Trust Account; or

     (f) with respect to a "security entitlement" (as defined in Article 8 of the UCC) to be transferred to or for the benefit of the Indenture Trustee and not governed by clauses (c) or (e) above, transfer thereof by:

               (i) a securities intermediary's (A) indicating by book entry that the underlying "financial asset" (as defined in Article 8 of the UCC) has been credited to the Indenture Trustee's "securities account" (as defined in Article 8 of the UCC), (B) receiving a financial asset from the Indenture Trustee or acquiring the underlying financial asset for the Indenture Trustee, and in either case, accepting it for credit to the Indenture Trustee's securities account, or (C) becoming obligated under other law, regulation or rule to credit the underlying financial asset to the Indenture Trustee's securities account,

               (ii) the making by the securities intermediary of entries on its books and records continuously identifying such security entitlement as belonging to the Indenture Trustee; and continuously indicating by book-entry that such securities entitlement is credited to the Indenture Trustee's securities account; and

               (iii) the Indenture Trustee's continuously indicating by book-entry that such security entitlement (or all rights and property of the Indenture Trustee representing such securities entitlement) is credited to the related Trust Account; and/or

     In the case of any such asset, (i) compliance with such additional or alternative procedures as are now or may hereafter become appropriate to effect the complete transfer of ownership of, or control over, any such Trust Account Property to the Indenture Trustee free and clear of any adverse claims, consistent with changes in applicable law or regulations or the interpretation thereof, and (ii) the Indenture Trustee's continuously indicating by book entry that such asset is credited to the related Trust Account. In each case of delivery contemplated herein, the Indenture Trustee shall make appropriate notations on its records, and shall cause the same to be made on the records of its nominees, indicating that securities are held in trust pursuant to and as provided in this Agreement.

     "Depositor" means Bond Securitization, L.L.C., a Delaware limited liability company.

     "Determination Date" means, with respect to any Collection Period, the 3rd Business Day preceding the Payment Date in the next Collection Period.

     "Electronic Ledger" means the electronic master record of the motor vehicle retail installment sale contracts, installment loan contracts and note and security agreements of the Servicer.

     "Eligible Deposit Account" means either (a) a segregated account with an Eligible Institution (other than New South or any Affiliate of New South) or (b) a segregated trust account with the corporate trust department of a depository institution organized under the laws of the United States of America or any one of the states thereof or the District of Columbia (or any domestic branch of a foreign bank), having corporate trust powers and acting as trustee for funds deposited in such account, so long as (i) any of the securities of such depository institution have a credit rating from each Rating Agency in one of its generic rating categories which signifies investment grade and a rating of at least A-1 by Standard & Poor's and/or P-1 by

Moody's and (ii) such depository institution is acceptable to the Insurer so long as the Insurer is the Controlling Party.

     "Eligible Institution" means either (a) the corporate trust department of the Indenture Trustee or (b) an institution organized under the laws of the United States of America or any one of the states of the United States of America or the District of Columbia, or any domestic branch of a foreign bank,
(i) that either has (A) a long-term unsecured rating acceptable to the Rating Agencies, which, in the case of Standard & Poor's, is not less than "A" or (B) a short-term unsecured debt rating or certificate of deposit rating acceptable to the Rating Agencies, which, in the case of Standard & Poor's is not less than "A-1", (ii) whose deposits are insured by the FDIC and (iii) is acceptable to the Insurer so long as the Insurer is the Controlling Party.

     "Eligible Investments" mean book-entry securities, negotiable instruments or securities, in each case denominated in United States dollars, represented by instruments in bearer or registered form which evidence:

     (a) direct obligations of, and obligations fully guaranteed as to timely payment by, the United States of America;

     (b) demand deposits, time deposits or certificates of deposit of any depository institution or trust company incorporated under the laws of the United States of America or any state thereof or the District of Columbia (or any domestic branch of a foreign bank) and subject to supervision and examination by federal or state banking or depository institution authorities (including depository receipts issued by any such institution or trust company as custodian with respect to any obligation referred to in clause (a) above or portion of such obligation for the benefit of the holders of such depository receipts); provided, however, that at the time of the investment or contractual commitment to invest therein (which will be deemed to be made again each time funds are reinvested following each Payment Date), the commercial paper or other short-term senior unsecured debt obligations (other than such obligations the rating of which is based on the credit of a Person other than such depository institution or trust company) of such depository institution or trust company will have a credit rating from Standard & Poor's of A-1+ and from Moody's of P-1;

     (c) commercial paper and demand notes investing solely in commercial paper having, at the time of the investment or contractual commitment to invest therein, a rating from Standard & Poor's of A-1+ and from Moody's of P-1;

     (d) investments in money market funds (including funds for which the Indenture Trustee, the Owner Trustee or the Depositor in each of their individual capacities or any of their respective Affiliates is investment manager, controlling party or advisor) having a rating from Standard & Poor's of AAA-m or AAAm-G and from Moody's of Aaa;

     (e) bankers' acceptances issued by any depository institution or trust company referred to in clause (b) above;

     (f) repurchase obligations with respect to any security that is a direct obligation of, or fully guaranteed by, the United States of America or any agency or instrumentality thereof the obligations of which are backed by the full faith and credit of the United States of America, in either case entered into with a depository institution or trust company (acting as principal) referred to in clause (b) above;

     (g) any other investment which would satisfy the Rating Agency Condition and is consistent with the ratings of the Securities and which, so long as no Insurer Default has occurred and is continuing, has been approved by the Insurer, or any other investment that by its terms converts to cash within a finite period, if the Rating Agency Condition is satisfied with respect thereto; and

     (h)  cash.

     Any of the foregoing Eligible Investments may be purchased by or through the Owner Trustee or the Indenture Trustee or any of their respective Affiliates.

     "Eligible Servicer" means New South, as Servicer, or another Person which at the time of its appointment as Servicer, (i) is servicing a portfolio of motor vehicle retail installment sale contracts and/or motor vehicle installment loan contracts, (ii) is legally qualified and has the capacity to service the Receivables, (iii) has demonstrated the ability professionally and competently to service a portfolio of motor vehicle retail installment sale contracts and/or motor vehicle installment loan contracts similar to the Receivables with reasonable skill and care, (iv) is qualified and entitled to use, pursuant to a license or other written agreement, and agrees to maintain the confidentiality of, the software which the Servicer uses in connection with performing its duties and responsibilities under this Agreement or otherwise has available software which is adequate to perform its duties and responsibilities under this Agreement, and (v) so long as no Insurer Default has occurred and is continuing, is reasonably acceptable to the Insurer.

     "FDIC" means the Federal Deposit Insurance Corporation.

     "Final Scheduled Payment Date" means, with respect to (i) the Class A-1 Notes, the December 15, 2003 Payment Date, (ii) the Class A-2 Notes, the December 15, 2005 Payment Date, and (iii) the Class A-3 Notes, the November 15, 2010 Payment Date.

     "Financed Vehicle" means an automobile or light-duty truck, together with all accessions thereto, securing an Obligor's indebtedness under the respective Receivable.

     "Funding Date" means the date after the Closing Date on which Additional Receivables are purchased by the Trust.

     "Indenture" means the Indenture dated as of November 26, 2002, between the Issuer and JPMorgan Chase Bank, as Indenture Trustee, as the same may be amended and supplemented from time to time.

     "Indenture Trustee" means JPMorgan Chase Bank, its successors in interest and any successor trustee hereunder and under the Indenture.

     "Independent Accountants" has the meaning set forth in Section 4.11

     "Initial Cutoff Date" means, with respect to the Receivables transferred on the Closing Date, October 31, 2002.

     "Initial Pool Balance" means $125,991,299.79.

     "Insolvency Event" means, with respect to a specified Person, (a) the filing of a petition against such Person or the entry of a decree or order for relief by a court having jurisdiction in the premises in respect of such Person or any substantial part of its property in an involuntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator, or similar official for such Person or for any substantial part of its property, or ordering the winding-up or liquidation or such Person's affairs, and such petition, decree or order will remain unstayed and in effect for a period of 60 consecutive days; or (b) the commencement by such Person of a voluntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or the consent by such Person to the entry of an order for relief in an involuntary case under any such law, or the consent by such Person to the appointment of or taking possession by, a receiver, liquidator, assignee, custodian, trustee, sequestrator, or similar official for such Person or for any substantial part of its property, or the making by such Person of any general assignment for the benefit of creditors, or the failure by such Person generally to pay its debts as such debts become due, or the taking of action by such Person in furtherance of any of the foregoing.

     "Insurance Agreement" means the Insurance and Indemnity Agreement, dated as of November 26, 2002, among the Insurer, the Trust, New South, the Depositor and the Indenture Trustee.

     "Insurance Policy" means, with respect to a Receivable, any insurance policy (including the insurance policies described in Section 4.4) benefiting the holder of the Receivable providing loss or physical damage, theft, mechanical breakdown or similar coverage with respect to the Financed Vehicle or the Obligor.

     "Insurer" means Ambac Assurance Corporation, a Wisconsin domiciled stock insurance corporation incorporated under the laws of the State of Wisconsin, or any successor thereto, as issuer of the Note Policy.

     "Insurer Default" means the occurrence and continuance of any of the following events:

     (a) the Insurer failing to make a payment required under the Note Policy in accordance with its terms;

     (b) the Insurer (i) filing a petition or commencing any case or proceeding under any provision or chapter of the United States Bankruptcy Code or any other similar federal or state law relating to insolvency, bankruptcy, rehabilitation, liquidation or reorganization, (ii) making a general assignment for the benefit of its creditors, or (iii) having an order for relief entered against it under the United States Bankruptcy Code or any other similar federal or state law relating to insolvency, bankruptcy, rehabilitation, liquidation or reorganization which is final and nonappealable; or

     (c) a court of competent jurisdiction, the Wisconsin Department of Insurance or other competent regulatory authority has entered a final and nonappealable order, judgment or decree (i) appointing a custodian, trustee, agent or receiver for the Insurer or for all or any material portion of its property or (ii) authorizing the taking of possession of all or any material portion of the property of the Insurer by a custodian, trustee, agent or receiver.

     "Insurer Optional Deposit" means, for any Payment Date, an amount other than a Policy Claim Amount delivered by the Insurer, at its sole option, to the Indenture Trustee for deposit into the Collection Account for any of the following purposes: (i) to provide funds to pay the fees or expenses of any of the Issuer's service providers for the Payment Date; (ii) to include those amounts as part of Additional Funds Available for the Payment Date to the extent that without them a draw would be required to be made on the Note Policy or
(iii) to pay any portion of the Class A Noteholders' Principal Distributable Amount for the Payment Date.

     "Interest Period" means, with respect to any Payment Date, (a) with respect to the Class A-1 Notes, from and including the Closing Date, in the case of the first Payment Date, or from and including the most recent Payment Date on which interest has been paid to but excluding the following Payment Date, and (b) with respect to the Class A-2 Notes and Class A-3 Notes from and including the Closing Date, in the case of the first Payment Date, or from and including the 15th day of the calendar month preceding each Payment Date to but excluding the 15th day of the following calendar month.

     "Interest Rate" means, with respect to (i) the Class A-1 Notes, 1.44% per annum, (ii) the Class A-2 Notes, 1.94% per annum, and (iii) the Class A-3 Notes, 3.03% per annum (in the case of the Class A-1 Notes, computed on the basis of a 360-day year and the actual number of days in the related Interest Period and in the case of the Class A-2 and Class A-3, computed on the basis of a 360-day year consisting of twelve 30-day months).

     "Investment Earnings" means, with respect to any date of determination and Trust Account, the investment earnings (net of investment losses and expenses) on amounts on deposit in such Trust Account on such date.

     "Issuer" means New South Motor Vehicle Trust 2002-A, a common law owner trust.

     "Lien" means a security interest, lien, charge, pledge, equity, or encumbrance of any kind, other than tax liens, mechanics' liens and any liens that attach to the respective Receivable by operation of law as a result of any act or omission by the related Obligor.

     "Lien Certificate" means, with respect to a Financed Vehicle, an original certificate of title, certificate of lien or other notification issued by the Registrar of Titles of the applicable state to a secured party which indicates that the lien of the secured party on the Financed Vehicle is recorded on the original certificate of title. In any jurisdiction in which the original certificate of title is required to be given to the Obligor, the term "Lien Certificate" will mean only a certificate or notification issued to a secured party.

     "Liquidated Receivable" means, with respect to any Collection Period, any Receivable with respect to which the earliest of any of the following has occurred: (i) any Scheduled

Receivable Payment or portion thereof in an amount greater than $10 is 180 days or more past due, except Receivables with respect to which the related Financed Vehicles have been repossessed within such 180 days; (ii) the earlier of (A) 90 days have elapsed since the Servicer repossessed the Financed Vehicle and (B) the sale of the related Financed Vehicle; or (iii) the Servicer has determined in good faith that all amounts it expects to be recovered have been received.

     "Majority Noteholders" has the meaning set forth in the Indenture.

     "Mandatory Redemption Date" means the first Payment Date occurring on or after the last day of the Pre-Funding Period.

     "Monthly Capitalized Interest Amount" means, with respect to any Payment Date, an amount equal to (a) the product of (i) the sum of the Class A Noteholders' Monthly Interest Distributable Amount for that Payment Date, plus the Premium accrued during the preceding Collection Period, multiplied by (ii) the Pre-Funding Percentage as of the immediately preceding Payment Date (calculated after giving effect to any withdrawals from the Pre-Funding Account on or prior to such date) or, in the case of the first Payment Date, as of the Closing Date, minus (b) the net investment earnings on the amount on deposit in the Pre-Funding Account for the preceding Collection Period.

     "Monthly Records" means all records and data maintained by the Servicer with respect to the Receivables, including the following with respect to each
Receivable: the account number; the originating Dealer; Obligor name; Obligor address; Obligor home phone number; original Principal Balance; original term; Annual Percentage Rate; current Principal Balance; current remaining term; origination date; first payment date; final scheduled payment date; next payment due date; new/used classification; collateral description; days currently delinquent; number of contract extensions (months) to date; amount of Scheduled Receivables Payment; and past due late charges.

     "Moody's" means Moody's Investors Service, or its successor.

     "Net Liquidation Proceeds" means, with respect to a Liquidated Receivable,
(1) proceeds from the disposition of the underlying Financed Vehicle; plus (2) any related insurance proceeds; plus (3) other monies received from the Obligor that are allocable to principal and interest due under the Receivable, minus (4) the Servicer's reasonable out-of-pocket costs, including repossession and resale expenses not already deducted from the proceeds, and any amounts required to be remitted to the Obligor by law.

     "Net Loss Rate" means, with respect to a Collection Period, the fraction, expressed as a percentage, the numerator of which is equal to the aggregate of the net liquidation losses for such Collection Period and the denominator of which is the Aggregate Principal Balance as of the first day of such Collection Period.

     "New South" is defined in the preamble.

     "Note Distribution Account" means the account designated as such, established and maintained pursuant to Section 5.1(a)(ii).

     "Noteholders" means the Class A Noteholders.

     "Note Policy" means the financial guaranty insurance policy issued by the Insurer to the Indenture Trustee for the benefit of the Class A Noteholders.

     "Note Pool Factor" means, for each Class of Notes as of the close of business on any date of determination, a seven-digit decimal figure equal to the outstanding principal amount of such Class of Class A Notes divided by the original outstanding principal amount of such Class of Class A Notes.

     "Note Preference Claim" has the meaning set forth in Section 6.2(b).

     "Notes" means the Class A Notes.

     "Notice of Funding Date" means a notice substantially in the form of Exhibit B hereto.

     "Obligor" on a Receivable means the purchaser or co-purchaser(s) or guarantor of the Financed Vehicle and any other Person who owes or is obligated to make payments under the Receivable.

     "Officer's Certificate" means a certificate signed by the chairman of the board, the president, any executive vice president, senior vice president, any vice president, assistant vice president, treasurer, assistant treasurer, secretary or assistant secretary of the Servicer, as appropriate.

     "Opinion of Counsel" means a written opinion of counsel, which counsel shall be reasonably acceptable to the Insurer if such opinion or copy thereof is required by the provisions of this Agreement to be delivered to the Insurer, and which opinion is satisfactory in form and substance to the Indenture Trustee and, if such opinion or a copy thereof is required by the provisions of this Agreement to be delivered to the Insurer, to the Insurer.

     "Original Pool Balance" means, as of any date of determination, the sum of Initial Pool Balance and the Additional Pool Balance.

     "Other Conveyed Property" means all property conveyed by the Seller to the Trust pursuant to Section 2.1(b) through (i) and Section 2.2(a)(ii) through
(ix).

     "Outstanding Servicer Advances" means as of the last day of a Collection Period, the sum of all Servicer Advances made as of or prior to such date minus the sum of all payments to the Servicer as of or prior to such date pursuant to
Section 5.7(b)(i); provided, however, that Outstanding Servicer Advances shall never be deemed to be less than zero.

     "Owner Trust Estate" has the meaning assigned to such term in the Trust Agreement.

     "Owner Trustee" means Wilmington Trust Company, not in its individual capacity but solely as Owner Trustee under the Trust Agreement, its successors in interest or any successor Owner Trustee under the Trust Agreement.

     "Payment Date" means, with respect to each Collection Period, the 15th day of the following Collection Period, or, if such day is not a Business Day, the immediately following Business Day, commencing December 16, 2002.

     "Perfection Representations" means the representations and warranties of the Servicer set forth on Schedule B hereto.

     "Person" means any individual, corporation, estate, partnership, joint venture, association, joint stock company, limited liability company, trust (including any beneficiary thereof), unincorporated organization or government or any agency or political subdivision thereof.

     "Physical Property" has the meaning assigned to such term in the definition of "Delivery" above.

     "Policy Claim Amount" has the meaning set forth in the Note Policy.

     "Pool Balance" means, as of any date of determination, the Aggregate Principal Balance at the end of the preceding Collection Period.

     "Pre-Funding Account" means the account by that name established pursuant to Section 5.1(a)(iv) of the Sale and Servicing Agreement.

     "Pre-Funding Amount" means the amount which shall be deposited to the Pre-Funding Account on the Closing Date, which amount is equal to $10,000,000.

     "Pre-Funding Percentage" means, as of any date of determination, the percentage equivalent of a fraction, the numerator of which is the amount on deposit in the Pre-Funding Account on that date, and the denominator of which is the sum of (i) the amount on deposit in the Pre-Funding Account on that date, plus (ii) the Initial Pool Balance.

     "Pre-Funding Period" means the period beginning on the Closing Date and ending upon the earliest to occur of (i) the last day of the third full calendar month following the Closing Date, (ii) the date upon which an Event of Default has occurred and is continuing and (iii) the date on which the amount on deposit in the Pre-Funding Account has been reduced to $10,000 or less.

     "Premium" means the premium payable to the Insurer, as specified in the Insurance Agreement.

     "Principal Balance" means, for any Receivable as of any date of determination, (i) the Amount Financed; minus (ii) the sum of (a) that portion of all amounts received on or prior to that date and allocable to principal according to the Receivable's terms, and (b) any Cram Down Losses for the Receivable accounted for as of that date.

     "Program" has the meaning set forth in Section 4.11.

     "Purchase Agreement" means the Purchase Agreement between the Seller and New South, dated as of November 26, 2002, as such Purchase Agreement may be amended from time to time.

     "Purchase Amount" means, with respect to a Receivable, the Principal Balance as of the date of purchase, plus interest accrued on that Receivable from the end of the prior Collection Period, plus any unreimbursed Servicer Advances with respect to such Receivable.

     "Purchased Receivable" means, with respect to any Collection Period, a Receivable purchased as of the close of business on the last day of the Collection Period by New South or the Servicer as the result of a breach of a representation, warranty or covenant or as an exercise of its optional redemption right.

     "Rating Agency" means Moody's and Standard & Poor's. If no such organization or successor maintains a rating on the Securities, "Rating Agency" will mean a nationally recognized statistical rating organization or other comparable Person designated by the Issuer and reasonably acceptable to the Insurer (so long as no Insurer Default has occurred and is continuing), notice of which designation will be given by the Issuer to the Indenture Trustee, the Owner Trustee and the Servicer.

     "Rating Agency Condition" means, with respect to any action, that each of the Rating Agencies has notified the Servicer, the Seller, the Insurer, the Owner Trustee and the Indenture Trustee in writing that such action will not result in a reduction or withdrawal of the then current rating of any Class of Class A Notes.

     "Receivable" means any Contract listed on Schedule A (which Schedule may be in the form of microfiche or a disk).

     "Receivable Files" means the documents specified in Section 3.3.

     "Registrar of Titles" means, with respect to any state, the governmental agency or body responsible for the registration of, and the issuance of certificates of title relating to, motor vehicles and liens thereon.

     "Related Cutoff Date" means (i) with respect to the Initial Receivables, the Initial Cutoff Date and (ii) with respect to the Additional Receivables, the Additional Cutoff Date.

     "Reserve Account" means the account designated as such, established and maintained pursuant to Sections 5.1(a)(iii) and 5.5.

     "Reserve Account Draw Amount" means, (i) for the initial Determination Date, the amount after taking into account the application on the Payment Date of Available Funds for the related Collection Period, equal to any shortfall in the payment of amounts described in clauses (i) through (iv) of Section 5.7(b) and (ii) for any Determination Date thereafter, the amount, after taking into account the application on the Payment Date of Available Funds for the related

Collection Period, equal to any shortfall in the payment of amounts described in clauses (i) through (vi) of Section 5.7(b).

     "Retained Interest Collections" means all collections received by New South during the initial Collection Period in respect of the interest accrued on the Initial Receivables during the period from the Initial Cutoff Date to the Closing Date.

     "Rolling Average Delinquency Rate" means, with respect to any Determination Date, the arithmetic average of the Delinquency Rates for the current Determination Date and the two preceding Determination Dates.

     "Rolling Average Net Loss Rate" means, with respect to any Determination Date, the arithmetic average of the Net Loss Rates for each of the three Collection Periods immediately preceding the Collection Period in which such Determination Date occurs.

     "Schedule of Receivables" means the schedule of all motor vehicle retail installment sale contracts, installment loan contracts and note and security agreements originally held as part of the Trust which is attached as Schedule A.

     "Schedule of Representations" has the meaning assigned to such term in the Purchase Agreement.

     "Scheduled Receivables Payment" means, with respect to any Collection Period for any Receivable, the amount set forth in the Receivable as required to be paid by the Obligor in the Collection Period, excluding any late fees. If, after the Closing Date, the Obligor's obligation under a Receivable with respect to a Collection Period is modified so as to differ from the amount specified in the Receivable as a result of (i) the order of a court in an insolvency proceeding involving the Obligor, (ii) pursuant to the Soldiers' and Sailors' Civil Relief Act of 1940 or (iii) modifications or extensions of the Receivable permitted by Section 4.2(b), the Scheduled Receivables Payment with respect to such Collection Period will refer to the Obligor's payment obligation with respect to the Collection Period as so modified.

     "Securities" means, collectively, the Class A Notes and the Certificate.

     "Seller" means Bond Securitization, L.L.C., a Delaware limited liability company.

     "Service Contract" means, with respect to a Financed Vehicle, the agreement, if any, financed under the related Receivable that provides for the repair of the Financed Vehicle.

     "Servicer" means New South as the servicer of the Receivables, and each successor Servicer pursuant to Section 9.3.

     "Servicer Advance" has the meaning specified in Section 5.10.

     "Servicer Default" means an event specified in Section 9.1.

     "Servicer's Certificate" means an Officer's Certificate delivered pursuant to Section 4.9, substantially in the form of Exhibit A.

     "Servicing Fee" has the meaning specified in Section 4.8.

     "Servicing Fee Rate" means 1.00% per annum.

     "Simple Interest Method" means the method of allocating a fixed level payment on an obligation between principal and interest, pursuant to which the portion of the payment that is allocated to interest is equal to the product of the fixed rate of interest on the obligation multiplied by the period of time expressed as a fraction of a year, based on the actual number of days elapsed since the preceding payment under the obligation was made and 365 days in the calendar year.

     "Specified Reserve Balance" means, for any Payment Date, the greater of (a) 5.0% of the Pool Balance as of the last day of the related Collection Period and
(b) 1.0% of the Original Pool Balance; provided that:

     (x) if for any Payment Date on which the Pool Balance is greater than or equal to 25% of the Original Pool Balance, either (i) the Rolling Average Delinquency Rate for the related Determination Date exceeds 1.75% or (ii) the Rolling Average Net Loss Rate for the related Determination Date exceeds 4.75%, the Specified Reserve Balance for that Payment Date will equal the greater of
(A) 7.0% of the Pool Balance as of the last day of the related Collection Period and (B) 1.0% of the Original Pool Balance; and

     (y) if for any Payment Date on which the Pool Balance is less than 25% of the Original Pool Balance, either (i) the Rolling Average Delinquency Rate for the related Determination Date exceeds 2.75% or (ii) the Rolling Average Net Loss Rate for the related Determination Date exceeds 5.75%, the Specified Reserve Balance for that Payment Date will equal the greater of (A) 7.0% of the Pool Balance as of the last day of the related Collection Period and (B) 1.0% of the Original Pool Balance.

     "Standard & Poor's" means Standard & Poor's, a Division of The McGraw-Hill Companies, Inc., or its successor.

     "Standard Collection Procedures" means the written collection procedures of the Servicer delivered to the Insurer on the Closing Date, as such collection procedures may be amended from time to time with the consent of the Insurer, so long as no Insurer Default has occurred and is continuing, but without the consent of, or notice to, the Indenture Trustee, the Owner Trustee, the Trust, the Seller, any Noteholder or any other Person.

     "Supplemental Servicing Fee" means, with respect to any Collection Period, all administrative fees, expenses and charges paid by or on behalf of Obligors, including late fees, extension fees, modification fees and liquidation fees collected on the Receivables during the Collection Period and any expenses incurred by the Servicer in connection with repossession of and resale of the Financed Vehicle.

     "Trust" means the Issuer.

     "Trust Account Property" means the Trust Accounts, all amounts and investments held from time to time in any Trust Account (whether in the form of deposit accounts, Physical Property, book-entry securities, uncertificated securities or otherwise), and all proceeds of the foregoing.

     "Trust Accounts" has the meaning assigned thereto in Section 5.1.

     "Trust Agreement" means the Amended and Restated Trust Agreement dated as of November 26, 2002 among New South, as the Servicer, the Seller and the Owner Trustee as the same may be amended and supplemented from time to time.

     "Trust Officer" means, (i) in the case of the Indenture Trustee, any officer within the Corporate Trust Office of the Indenture Trustee, including any vice president, assistant vice president, the secretary, any assistant secretary, the treasurer, any assistant treasurer, any trust officer or assistant trust officer, or any other officer of the Indenture Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject, and (ii) in the case of the Owner Trustee, any officer in the corporate trust office of the Owner Trustee or any agent of the Owner Trustee under a power of attorney with direct responsibility for the administration of this Agreement or any of the Basic Documents on behalf of the Owner Trustee.

     "Trust Property" means the property and proceeds conveyed pursuant to Sections 2.1 and 2.2, the Trust Accounts (including all Eligible Investments therein and all proceeds therefrom (other than Investment Earnings on funds on deposit in the Capitalized Interest Account)), and certain other rights under this Agreement.

     "UCC" means the Uniform Commercial Code as in effect in the relevant jurisdiction on the date of the Agreement.

     SECTION 1.2.   Other Definitional Provisions.

     (a) Capitalized terms used herein and not otherwise defined herein have the meanings assigned to them in the Indenture, or, if not defined therein, in the Trust Agreement.

     (b) All terms defined in this Agreement will have the defined meanings when used in any instrument governed hereby and in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

     (c) As used in this Agreement, in any instrument governed hereby and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in this Agreement or in any such instrument, certificate or other document, and accounting terms partly defined in this Agreement or in any such instrument, certificate or other document to the extent not defined, will have the respective meanings given to them under U.S. generally accepted accounting principles as in effect on the date of this Agreement or any such instrument, certificate or other document, as applicable. To the extent that the definitions of

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accounting terms in this Agreement or in any such instrument, certificate or other document are inconsistent with the meanings of such terms under U.S. generally accepted accounting principles, the definitions contained in this Agreement or in any such instrument, certificate or other document will control.

     (d) The words "hereof," "herein," "hereunder" and words of similar import when used in this Agreement will refer to this Agreement as a whole and not to any particular provision of this Agreement; Section, Schedule and Exhibit references contained in this Agreement are references to Sections, Schedules and Exhibits in or to this Agreement unless otherwise specified; and the term "including" means "including without limitation."

     (e) The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

     (f) Any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; references to a Person are also to its permitted successors and assigns.

                                   ARTICLE II

                            Conveyance of Receivables

     SECTION 2.1. Conveyance of Initial Receivables on the Closing Date. In consideration of the Issuer's delivery to or upon the order of the Seller on the Closing Date of the Class A Notes and the Certificate and the other amounts to be distributed from time to time to the order of the Seller in accordance with the terms of this Agreement, the Seller does hereby sell, transfer, assign, set over and otherwise convey to the Issuer, without recourse, all right, title and interest of the Seller in and to:

     (a) the Receivables identified on the Schedule of Receivables delivered on the Closing Date and all moneys received thereon after the Initial Cutoff Date (excluding amounts collected in respect of interest accrued on the Receivables prior to the Closing Date, which shall be withdrawn from the Collection Account, to the extent on deposit therein, and shall be distributed to the Originator);

     (b) an assignment of the security interests in the Financed Vehicles granted by Obligors pursuant to the Receivables and any other interest of the Originator or the Seller in such Financed Vehicles and any other property that shall secure the Receivables;

     (c) any proceeds and the right to receive proceeds with respect to the Receivables from claims on any Insurance Policies covering Financed Vehicles or Obligors and any proceeds from the liquidation of the Receivables;

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

     (d) rebates of premiums relating to Insurance Policies and rebates of other items such as extended warranties financed under the Receivables, in each case to the extent the Servicer would, in accordance with its customary practices, apply such amounts to the Principal Balance of the related Receivable;

     (e) the right to cause the related Dealer to repurchase Receivables pursuant to a Dealer Agreement, as a result of a breach of representation or warranty in the related Dealer Agreement, and any proceeds from any repurchase of Receivables pursuant to a Dealer Agreement or other rights relating to the Receivables under Dealer Agreements;

     (f) all rights, if any, to refunds for the costs of Service Contracts on the related Financed Vehicles;

     (g) all items contained in the related Receivables Files and any and all documents that New South keeps on file in accordance with its customary procedures relating to the Receivables, the Obligors or the Financed Vehicles;

     (h) all of the Seller's right, title and interest in its rights and benefits, but none of its obligations or burdens, under the Purchase Agreement, including the Seller's rights under the Purchase Agreement, to enforce the delivery requirements, representations and warranties and the cure and repurchase obligations of New South under the Purchase Agreement; and

     (i) all present and future claims, demands, causes and choses of action in respect of any or all of the foregoing and all payments on or under and all proceeds of every kind and nature whatsoever in respect of any or all of the foregoing, including all proceeds of the conversion, voluntary or involuntary, into cash or other liquid property, all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, insurance proceeds, condemnation awards, rights to payment of any and every kind and other forms of obligations and receivables, instruments and other property which at any time constitute all or part of or are included in the proceeds of any of the foregoing.

     SECTION 2.2. Conveyance of Additional Receivables on Funding Date. (a) Subject to the conditions set forth in Subsection 2.2(b), in consideration of the Issuer's delivery to or upon the order of the Seller on the Funding Date of the amount described in Section 5.2, the Seller does hereby sell, transfer, assign, set over and otherwise convey to the Issuer, without recourse, all right, title and interest of the Seller in and to:

          (i) the Additional Receivables identified on the Schedule of Receivables delivered on the Funding Date and all moneys received thereon after the Additional Cutoff Date (excluding amounts collected in respect of interest accrued on the Receivables prior to the Funding Date, which shall be withdrawn from the Collection Account, to the extent on deposit therein, and shall be distributed to the Originator);

          (ii) an assignment of the security interests in the Financed Vehicles granted by Obligors pursuant to the Additional Receivables and any other interest of the Originator or the Seller in such Financed Vehicles and any other property that shall secure the Additional Receivables;

          (iii) any proceeds and the right to receive proceeds with respect to the Additional Receivables from claims on any Insurance Policies covering Financed Vehicles or Obligors and any proceeds from the liquidation of the Additional Receivables;

          (iv) rebates of premiums relating to Insurance Policies and rebates of other items such as extended warranties financed under the Additional Receivables, in each case to the extent the Servicer would, in accordance with its customary practices, apply such amounts to the Principal Balance of the related Additional Receivable;

          (v) the right to cause the related Dealer to repurchase Additional Receivables pursuant to a Dealer Agreement, as a result of a breach of representation or warranty in the related Dealer Agreement and any proceeds from any repurchase of Additional Receivables pursuant to a Dealer Agreement or other rights relating to the Additional Receivables under Dealer Agreements;

          (vi) all rights, if any, to refunds for the costs of Service Contracts on the related Financed Vehicles;

          (vii) all items contained in the related Receivables Files and any and all documents that New South keeps on file in accordance with its customary procedures relating to the Receivables, the Obligors or the Financed Vehicles;

          (viii) all of the Seller's right, title and interest in its rights and benefits, but none of its obligations or burdens, under the Purchase Agreement, including the Seller's rights under the Purchase Agreement, to enforce the delivery requirements, representations and warranties and the cure and repurchase obligations of New South under the Purchase Agreement; and

          (ix) all present and future claims, demands, causes and choses of action in respect of any or all of the foregoing and all payments on or under and all proceeds of every kind and nature whatsoever in respect of any or all of the foregoing, including all proceeds of the conversion, voluntary or involuntary, into cash or other liquid property, all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, insurance proceeds, condemnation awards, rights to payment of any and every kind and other forms of obligations and receivables, instruments and other property which at any time constitute all or part of or are included in the proceeds of any of the foregoing.

     (b) The Seller shall transfer to the Issuer the Additional Receivables and the other property and rights described in paragraph (a) above only upon satisfaction of each of the following conditions on or prior to the Funding
Date:

          (i)    No Event of Default shall have occurred and be continuing;

          (ii) The Servicer shall have provided the Indenture Trustee, the Issuer and the Insurer a Notice of Funding Date and the related Schedule of Receivables;

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

          (iii) After giving effect to the transfer of Additional Receivables on the Funding Date, each of the representations and warranties made by New South with respect to the Additional Receivables pursuant to Section 3.2 of the Purchase Agreement shall be true and correct as of the Funding Date;

          (iv) No selection procedures adverse to the interests of the Noteholders or the Insurer shall have been used in selecting the Additional Receivables;

          (v) After giving effect to the transfer of the Additional Receivables on the Funding Date, the Receivables transferred to the Issuer shall meet the following criteria (based on the characteristics of the Initial Receivables on the Initial Cutoff Date and the Additional Receivables on the Additional Cutoff Date): (A) not more than 10% of the Pool Balance based on aggregate Principal Balance shall have Obligors whose billing addresses are in any one state other than Alabama, Texas and Georgia unless an Opinion of Counsel acceptable to the Rating Agencies and the Insurer with respect to the security interest in the related Financed Vehicle is furnished by New South on or prior to the Funding Date; (B) not more than 80% of the Pool Balance based on aggregate Principal Balance shall have Obligors whose billing addresses are located in either Texas or Alabama combined and (C) the weighted average Annual Percentage Rate of the Receivables owned by the Trust shall not be less than 11.25%;

          (vi) Seller shall have received a letter from KPMG, LLP substantially in the form of the draft to which the Seller previously agreed and otherwise in form and substance satisfactory to the Seller;

          (vii) The Servicer shall have delivered to the Indenture Trustee, an 8-K (in form appropriate for filing with the SEC) with respect to the characteristics of the Receivables after giving effect to the transfer of the Additional Receivables; and

          (viii) the Insurer shall have provided its written consent to the purchase of the Additional Receivables, which may not be unreasonably withheld if the purchase of the Additional Receivables would not have a materially adverse effect on the aggregate pool of Receivables owned by the Trust.

     SECTION 2.3. Sale of Receivables. It is the intention of the Seller that the transfer and assignment contemplated by this Agreement constitutes a sale of the Receivables and other Trust Property from the Seller to the Issuer and the beneficial interest in and title to the Receivables and the other Trust Property will not be part of the Seller's estate in the event of the filing of a bankruptcy petition by or against the Seller under any bankruptcy law. In the event that, notwithstanding the intent of the Seller, the transfer and assignment contemplated hereby is held by a court of competent jurisdiction not to be a sale, this Agreement will constitute a grant of a security interest in the property referred to in this Section for the benefit of the Noteholders and the Insurer.

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

     SECTION 2.4.   Further Encumbrance of Trust Property.

     (a) Immediately upon the conveyance to the Trust by the Seller of the Trust Property, all right, title and interest of the Seller in and to such item of Trust Property will terminate, and all such right, title and interest will vest in the Trust, in accordance with the Trust Agreement.

     (b) Immediately upon the vesting of the Trust Property in the Trust, the Trust will have the sole right to pledge or otherwise encumber such Trust Property. Pursuant to the Indenture, the Trust will grant a security interest in the Trust Property to the Indenture Trustee securing the repayment of the Class A Notes. The Certificate will represent the beneficial ownership interest in the Trust Property, and the Certificateholder will be entitled to receive distributions with respect thereto as set forth herein.

     (c) Following the payment in full of the Class A Notes and the release and discharge of the Indenture, all covenants of the Issuer under Article III of the Indenture will, until payment in full of the Certificate, remain as covenants of the Issuer for the benefit of the Certificateholder, enforceable by the Certificateholder to the same extent as such covenants were enforceable by the Noteholders prior to the discharge of the Indenture. Any rights of the Indenture Trustee under Article III of the Indenture, following the discharge of the Indenture, will vest in Certificateholder.

     (d) The Indenture Trustee will, at such time as there are no Securities outstanding and all sums due to the Indenture Trustee and the Insurer pursuant to the Indenture and this Agreement have been paid, release any remaining portion of the Trust Property to the Certificateholder.

                                   ARTICLE III

                                 The Receivables

     SECTION 3.1. Representations and Warranties. The Seller hereby conveys to the Trust its rights, title and interest in and to the representations and warranties made by New South in respect of the Receivables on the Closing Date and the Funding Date pursuant to the Purchase Agreement.

     SECTION 3.2.   Repurchase upon Breach of Representations and Warranties.

     (a) The Depositor, the Servicer, the Insurer, the Indenture Trustee or the Trust, as the case may be, will inform the other parties to this Agreement and New South promptly, by notice in writing, upon the discovery of any breach of the representations and warranties by New South set forth in the Schedule of Representations or Schedule B to the Purchase Agreement. New South will repurchase any Receivable in which the interests of the Noteholders or the Insurer are materially and adversely affected by any such breach pursuant to
Section 5.1 of the Purchase Agreement if such breach has not been cured by New South within the applicable grace period described in Section 5.1 of the Purchase Agreement. In consideration of and simultaneously with the repurchase of the Receivable, New South will remit to the Collection Account the Purchase Amount in the manner specified in Section 5.6 of this Agreement and the Issuer will

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

execute such assignments and other documents reasonably requested by such person in order to effect such repurchase. Subject to the immediately following paragraph, the sole remedy of the Issuer, the Owner Trustee, the Indenture Trustee or the Noteholders with respect to a breach of representations and warranties pursuant to Section 3.1will be to enforce the obligation of New South to repurchase such Receivables pursuant to the Purchase Agreement. Neither the Owner Trustee nor the Indenture Trustee will have a duty to conduct any affirmative investigation as to the occurrence of any conditions requiring the repurchase of any Receivable pursuant to this Section.

     In addition to the foregoing and notwithstanding whether the related Receivable has been purchased by New South, New South will indemnify the Trust, the Indenture Trustee, and the officers, directors, agents and employees thereof, the Insurer, and the Noteholders against all costs, expenses, losses, damages, claims and liabilities, including reasonable fees and expenses of counsel, which may be asserted against or incurred by any of them as a result of third party claims arising out of the events or facts giving rise to such breach.

     (b) Pursuant to Sections 2.1 and 2.2, the Depositor conveyed to the Trust all of the Depositor's right, title and interest in its rights and benefits, but none of its obligations or burdens, under the Purchase Agreement including the Depositor's rights under the Purchase Agreement to enforce the delivery requirements, representations and warranties, indemnities and the cure or repurchase obligations of New South hereunder. The Depositor shall in no event be obligated to pay the Purchase Amount for any Receivable.

     SECTION 3.3.   Custody of Receivables Files.

     (a) In connection with the sale, transfer and assignment of the Receivables and the Other Conveyed Property to the Trust pursuant to this Agreement, the Indenture Trustee hereby revocably appoints the Custodian, and the Custodian hereby accepts such appointment, to act as the agent of the Indenture Trustee as custodian of the following documents or instruments in its possession (with respect to each Receivable):

          (i) the fully executed original of the Receivable (together with any agreements modifying the Receivable, including any extension agreements);

          (ii) the original certificate of title (when received) indicating that the Financed Vehicle is owned by the Obligor and subject to the interest of New South as first lienholder or secured party (including any Lien Certificate received by New South), or, if such original certificate of title has not yet been received, a copy of the application therefor, showing New South as secured party and otherwise such related documents, if any, that New South keeps on file in accordance with its customary procedures; and

          (iii) the original credit application fully executed by the Obligor, or a copy thereof.

     (b) Upon payment in full of any Receivable, the Servicer will notify the Custodian pursuant to a certificate of an officer of the Servicer (which certificate will include a statement to the effect that all amounts received in connection with such payments which are required to be

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

deposited in the Collection Account pursuant to Section 4.2 have been so deposited) and will request delivery of the Receivable File to the Servicer. From time to time as appropriate for servicing and enforcing any Receivable, the Custodian will, upon written request of an officer of the Servicer and delivery to the Custodian of a receipt signed by such officer, cause the related Receivable File to be released to the Servicer. The Servicer's receipt of a Receivable File will obligate the Servicer to return the Receivable File to the Custodian when its need by the Servicer has ceased unless the Receivable is repurchased as described in Section 3.2 or 4.7.

     (c) The Custodian will hold the Receivable Files on behalf of the Indenture Trustee and will maintain such accurate and complete accounts, records and computer systems pertaining to each Receivable File as will enable the Indenture Trustee to comply with the terms and conditions of this Agreement. The Custodian will maintain the Receivable Files at (i) its office located at 210 Automation Way, Birmingham, Alabama 35210, or (ii) subject to the prior written consent of the Insurer, so long as no Insurer Default has occurred and is continuing, at such other office as will from time to time be identified to the Indenture Trustee and the Insurer. Each Receivable will be identified on the books and records of the Custodian in a manner that (i) indicates that the Receivables are held by the Custodian on behalf of the Indenture Trustee and
(ii) is otherwise necessary, as reasonably determined by the Custodian. The Custodian will conduct, or cause to be conducted, periodic physical inspections of the Receivable Files held by it, and of the related accounts, records and computer systems, in such a manner as will enable the Indenture Trustee, the Insurer and the Custodian to verify the accuracy of the Custodian's inventory and recordkeeping. Such inspections will be conducted at such times, in such manner and by such persons including independent accountants, as the Insurer or the Indenture Trustee may reasonably request and the cost of such inspections will be borne directly by the Custodian and not by the Indenture Trustee, but such inspections are not to take place more than once per year. The Custodian will promptly report to the Insurer and the Indenture Trustee any failure on its part to hold the Receivable Files and maintain its accounts, records and computer systems as herein provided and promptly take appropriate action to remedy any such failure. Upon request, the Custodian will, at the expense of the party making such request, make copies or other electronic file records (e.g., diskettes, CDs, etc.) (the "Copies") of the Receivable Files and will deliver such Copies to the Indenture Trustee and the Indenture Trustee will hold such Copies on behalf of the Noteholders.

     (d) The Custodian will, subject only to the Custodian's security requirements applicable to its own employees having access to similar records held by the Custodian, which requirements will be consistent with the practices of an institution that maintains custody of Receivable Files for its own account, and at such times as may be reasonably imposed by the Custodian, permit only the Insurer and the Indenture Trustee or their duly authorized representatives, attorneys or auditors to inspect the Receivable Files and the related accounts, records, and computer systems maintained by the Custodian pursuant hereto at such times as the Insurer or the Indenture Trustee may reasonably request.

     (e) The Custodian will be deemed to have received proper instructions with respect to the Receivable Files upon its receipt of written instructions signed by a Responsible Officer of the Indenture Trustee. Such instructions may be general or specific in terms. The Indenture Trustee will provide a copy of any such instructions to the Insurer.

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

     (f) The Custodian will indemnify the Issuer, the Owner Trustee, the Insurer, the Noteholders and the Indenture Trustee for any and all liabilities, obligations, losses, damage, payments, costs or expenses of any kind whatsoever (including the fees and expenses of counsel) that may be imposed on, incurred or asserted against such Persons and their respective officers, directors, employees, agents, attorneys and successors and assigns as the result of any act or omission in any way relating to the maintenance and custody by the Custodian of the Receivable Files; provided, however, that the Custodian will not be liable for any portion of any such liabilities, obligations, losses, damages, payments or costs or expenses due to the willful misfeasance, bad faith or negligence of the Issuer, the Owner Trustee, the Insurer or the Indenture Trustee or the officers, directors, employees and agents thereof. In no event will the Custodian be liable to any third party for acts or omissions of the Custodian.

                                   ARTICLE IV

                   Administration and Servicing of Receivables

     SECTION 4.1.   Duties of the Servicer.

     (a) The Servicer is hereby authorized to act as agent for the Trust and in such capacity will manage, service, administer and make collections on the Receivables, and perform the other actions required by the Servicer under this Agreement with reasonable care, using that degree of skill and attention that the Servicer exercises from time to time with respect to all comparable motor vehicle receivables that it services for itself or others. In performing such duties, so long as New South is the Servicer, it will substantially comply with the policies and procedures described in the Standard Collection Procedures, as such policies and procedures may be updated from time to time. The Servicer's duties will include collection and posting of all payments, responding to inquiries of Obligors on the Receivables, investigating delinquencies, sending payment coupons to Obligors, reporting any required tax information to Obligors, monitoring the collateral, accounting for collections and furnishing monthly and annual statements to the Indenture Trustee and the Insurer with respect to distributions, and performing the other duties specified herein.

     (b) The Servicer will also administer and enforce all rights and responsibilities of the holder of the Receivables provided for in the Dealer Agreements (and will maintain possession of the Dealer Agreements, to the extent it is necessary to do so), the Dealer Assignments and the Insurance Policies, to the extent that such Dealer Agreements, Dealer Assignments and Insurance Policies relate to the Receivables, the Financed Vehicles or the Obligors. To the extent consistent with the standards, policies and procedures otherwise required hereby, the Servicer will follow its customary standards, policies, and procedures and will have full power and authority, acting alone, to do any and all things in connection with such managing, servicing, administration and collection that it may deem necessary or desirable. Without limiting the generality of the foregoing, the Servicer is hereby authorized and empowered by the Trust to execute and deliver, on behalf of the Trust, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, extensions and modifications and all other comparable instruments, with respect to the Receivables and with respect to the Financed Vehicles; provided, however, that notwithstanding the foregoing, the Servicer will not, except pursuant to an order from a court of competent jurisdiction, release an Obligor from payment of any unpaid amount under any Receivable or waive the right to collect the unpaid balance of any Receivable from the Obligor except in accordance with the Servicer's customary practices.

     (c) The Servicer is hereby authorized to commence, in its own name or in the name of the Trust, a legal proceeding to enforce a Receivable pursuant to
Section 4.3 or to commence or participate in any other legal proceeding (including a bankruptcy proceeding) relating to or involving a Receivable, an Obligor, a Financed Vehicle or a Dealer. If the Servicer commences or participates in such a legal proceeding in its own name, the Trust will thereupon be deemed to have automatically assigned such Receivable to the Servicer solely for purposes of commencing or participating in any such proceeding as a party or claimant, and the Servicer is authorized and empowered by the Trust to execute and deliver in the Servicer's name any notices, demands, claims, complaints, responses, affidavits or other documents or instruments in connection with any such proceeding. The Indenture Trustee and the Owner Trustee will furnish the Servicer with any limited powers of attorney and other documents which the Servicer may reasonably request and which the Servicer deems necessary or appropriate and take any other steps which the Servicer may deem necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties under this Agreement.

     SECTION 4.2.   Collection of Receivable Payments; Modifications of
Receivables.

     (a) The Servicer will make reasonable efforts in accordance with its Standard Collection Procedures and standard industry practice to collect all payments called for under the terms and provisions of the Receivables as and when the same will become due. The Servicer is authorized in its discretion to waive late payment charge or any other similar fees that may be collected in the ordinary course of servicing any Receivable.

     (b) The Servicer may at any time agree to a modification, extension or amendment of a Receivable (i) in order to change the Obligor's regular due date in accordance with its servicing policies and procedures, (ii) in order to re-amortize the Scheduled Receivables Payments on the Receivable following a partial prepayment of principal, (iii) as may be required by law or (iv) in accordance with its customary procedures; provided that no Receivable shall be extended beyond the Collection Period immediately preceding the Final Scheduled Payment Date for the Class A-3 Notes.

     On the Closing Date, the Servicer will deposit or cause to be deposited in immediately available funds into the Collection Account all amounts collected with respect to the Receivables that are allocable to principal from the Initial Cutoff Date to the second (2nd) Business Day preceding the Closing Date. As soon as possible thereafter and in accordance with the provisions of this Agreement, all amounts collected with respect to the Receivables from such date to the Closing Date will be deposited into the Collection Account.

     (c) The Servicer will remit all payments (other than any such payments not constituting Trust Property) by or on behalf of the Obligors (net of Servicing Fees and net of charge backs attributable to errors in payment or posting and returned checks) received by the Servicer on and after the Closing Date to the Collection Account no later than the second Business Day after receipt of such amounts; provided that for any Collection Period, the amount retained by the Servicer out of the collections relating to any Receivable in respect of the Base

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

Servicing Fee for such Collection Period, shall not exceed one-twelfth of the Servicing Fee Rate multiplied by the Principal Balance of the related Receivable as of the opening of business on the first day of such Collection Period; and provided, further, that to the extent the Servicer has not retained out of collections for any Collection Period the full amount of the Servicing Fee for such Collection Period, the Servicer shall be entitled to receive the amount of the unpaid Servicing Fee for such Collection Period from Available Funds in accordance with Section 5.7(b)(i) on the following Payment Date.

     SECTION 4.3.   Realization upon Receivables.

     (a) The Servicer will use commercially reasonable efforts to repossess (or otherwise comparably convert the ownership of) and liquidate any Financed Vehicle securing a Receivable with respect to which the Servicer has determined that payments thereunder are not likely to be resumed, as soon as is practicable after default on such Receivable but in no event later than the end of the third Collection Period following the Collection Period during which such Receivable became a Liquidated Receivable; provided, however, that the Servicer may elect not to repossess a Financed Vehicle within such time period if in its good faith judgment it determines that the proceeds ultimately recoverable with respect to such Receivable would be increased by forbearance. The Servicer shall follow such customary and usual practices and procedures as it shall deem necessary or advisable in its servicing of automotive receivables, which may include reasonable efforts to realize upon any recourse to Dealers and selling the Financed Vehicle at public or private sale. The foregoing shall be subject to the provision that, in any case in which the Financed Vehicle shall have suffered damage, the Servicer shall not expend funds in connection with the repair or the repossession of such Financed Vehicle unless it shall determine in its sole discretion that such repair or repossession, or both, will increase the Liquidation Proceeds of the related Receivable by an amount equal to or greater than the amount of such expenses. Any liquidation of a Financed Vehicle by the Servicer shall be made in accordance with the Servicer's customary servicing standards. All amounts received upon liquidation of a Financed Vehicle will be remitted by the Servicer to the Collection Account as soon as practicable, but in no event later than the second Business Day after receipt of such funds. The Servicer will be entitled to recover all reasonable expenses incurred by it in the course of repossessing and liquidating a Financed Vehicle into cash proceeds, as provided in Section 5.7(b) or out of the cash proceeds of such Financed Vehicle, any deficiency obtained from the Obligor or any amounts received from the related Dealer, which amounts in reimbursement may be retained by the Servicer (and will not be required to be deposited as provided in Section 4.2(d)) to the extent of such expenses. The Servicer will pay on behalf of the Trust any personal property taxes assessed on repossessed Financed Vehicles. The Servicer will be entitled to reimbursement of any such tax from Net Liquidation Proceeds with respect to such Receivable.

     (b) If the Servicer elects to commence a legal proceeding to enforce a Dealer Agreement or Dealer Assignment, the act of commencement will be deemed to be an automatic assignment from the Trust to the Servicer of the rights under such Dealer Agreement or Dealer Assignment for purposes of collection only. If, however, in any enforcement suit or legal proceeding it is held that the Servicer may not enforce a Dealer Agreement or Dealer Assignment on the grounds that it is not a real party in interest or a Person entitled to enforce the

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Dealer Agreement or Dealer Assignment, the Owner Trustee and/or the Indenture
Trustee, at the Servicer's expense, will take such steps as the Servicer deems reasonably necessary to enforce the Dealer Agreement or Dealer Assignment, including bringing suit in its name or the name of the Trust and the Owner Trustee and/or the Indenture Trustee for the benefit of the Noteholders. All amounts recovered will be remitted directly by the Servicer as provided in
Section 4.2(d).

     SECTION 4.4.   Insurance.

     (a) The Servicer will require, in accordance with its customary servicing policies and procedures, that each Financed Vehicle be insured by the related Obligor under the Insurance Policies referred to in Paragraph 24 of the Schedule of Representations and Warranties. Each Receivable requires the Obligor to maintain such physical loss and damage insurance, naming New South and its successors and assigns as additional insureds, and permits the holder of such Receivable to obtain physical loss and damage insurance at the expense of the Obligor if the Obligor fails to maintain such insurance. If the Servicer determines that an Obligor has failed to obtain or maintain a physical loss and damage Insurance Policy covering the related Financed Vehicle as described in Paragraph 24 (including during the repossession of such Financed Vehicle) the Servicer may enforce the rights of the holder of the Receivable under the Receivable to require the Obligor to obtain such physical loss and damage insurance in accordance with its customary servicing policies and procedures. The Servicer may, at its sole option, maintain a vendor's single interest or other collateral protection insurance policy with respect to all Financed Vehicles ("Collateral Insurance") which policies by their terms insure against physical loss and damage in the event any Obligor fails to maintain physical loss and damage insurance with respect to the related Financed Vehicle. The premiums for such "force-placed" insurance will be paid by the Obligor. Any cost incurred by the Servicer in maintaining such force-placed insurance will be recoverable out of premiums paid by the Obligors or Net Liquidation Proceeds with respect to the Receivable.

     In connection with any force-placed insurance obtained hereunder, the Servicer may, in the manner and to the extent permitted by applicable law, require the Obligors to repay the entire premium to the Servicer. In no event will the Servicer include the amount of the premium in the Amount Financed under the Receivable. "Insurance add-on amounts," which are the premiums charged to Obligors in the event that the Servicer obtains force-placed insurance, with respect to any Receivable will be treated as a separate obligation of the Obligor and will not be added to the Principal Balance of such Receivable, and amounts allocable thereto will not be available for distribution on the Class A Notes and the Certificates. The Servicer will retain and separately administer the right to receive payments from Obligors with respect to insurance add-on amounts or rebates of forced-placed insurance premiums. If an Obligor makes a payment with respect to a Receivable having force-placed insurance, but the Servicer is unable to determine whether the payment is allocable to the Receivable or to the insurance add-on amount, the payment will be applied first to any unpaid Scheduled Receivables Payments and then to the insurance add-on amount. Net Liquidation Proceeds on any Receivable will be used first to pay the Principal Balance and accrued interest on such Receivable and then to pay the related insurance add-on amount. If an Obligor under a Receivable with respect to which the Servicer has placed force-placed insurance fails to make scheduled payments of such insurance add-on amount as due, and the Servicer has determined that eventual payment of the insurance add-on amount is unlikely,

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

the Servicer may, but will not be required to, purchase such Receivable from the Trust for the Purchase Amount on any subsequent Determination Date. Any such Receivable, and any Receivable with respect to which the Servicer has placed force-placed insurance which has been paid in full (excluding any insurance add-on amounts) will be assigned to the Servicer.

     (b) The Servicer may sue to enforce or collect upon the Insurance Policies, in its own name, if possible, or as agent of the Trust. If the Servicer elects to commence a legal proceeding to enforce an Insurance Policy, the act of commencement will be deemed to be an automatic assignment of the rights of the Trust under such Insurance Policy to the Servicer for purposes of collection only. If, however, in any enforcement suit or legal proceeding it is held that the Servicer may not enforce an Insurance Policy on the grounds that it is not a real party in interest or a holder entitled to enforce the Insurance Policy, the Owner Trustee and/or the Indenture Trustee, at the Servicer's expense, will take such steps as the Servicer deems necessary to enforce such Insurance Policy, including bringing suit in its name or the name of the Trust and the Owner Trustee and/or the Indenture Trustee for the benefit of the Noteholders.

     (c) The Servicer will cause itself and may cause the Indenture Trustee to be named as named insured under all policies of Collateral Insurance.

     SECTION 4.5.   Maintenance of Security Interests in Vehicles.

     (a) Consistent with the policies and procedures required by this Agreement, the Servicer will take such steps on behalf of the Trust as are necessary to maintain perfection of the security interest created by each Receivable in the related Financed Vehicle, including obtaining the execution by the Obligors and the recording, registering, filing, re-recording, re-filing, and re-registering of all security agreements, financing statements and continuation statements as are necessary to maintain the security interest granted by the Obligors under the respective Receivables. The Indenture Trustee hereby authorizes the Servicer, and the Servicer agrees, to take any and all steps necessary to re-perfect such security interest on behalf of the Trust as necessary because of the relocation of a Financed Vehicle or for any other reason. In the event that the assignment of a Receivable to the Trust is insufficient, without a notation on the related Financed Vehicle's certificate of title, or without fulfilling any additional administrative requirements under the laws of the state in which the Financed Vehicle is located, to perfect a security interest in the related Financed Vehicle in favor of the Trust, the Servicer agrees that New South's designation as the secured party on the certificate of title is in its capacity as Servicer as agent of the Trust.

     (b) Upon the occurrence of a Servicer Default and the termination of the Servicer pursuant to Section 9.2, the Indenture Trustee and the Servicer will take or cause to be taken such action as may, in the opinion of counsel to the Controlling Party, be necessary to perfect or re-perfect the security interests in the Financed Vehicles securing the Receivables in the name of the Trust by amending the title documents of such Financed Vehicles or by such other reasonable means as may, in the opinion of counsel to the Controlling Party, be necessary or prudent. The predecessor Servicer hereby agrees to pay all expenses related to such perfection or reperfection and to take all action necessary therefor.

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     In addition, prior to the occurrence of a Servicer Default, the Controlling
Party may instruct the Servicer to take or cause to be taken such action as may, in the opinion of counsel to the Controlling Party, be necessary to perfect or re-perfect the security interest in the Financed Vehicles underlying the Receivables in the name of the Trust, including by amending the title documents of such Financed Vehicles or by such other reasonable means as may, in the opinion of counsel to the Controlling Party, be necessary or prudent; provided, however, that if the Controlling Party requests that the title documents be amended prior to the occurrence of a Servicer Default, the out-of-pocket expenses of the Servicer or the Indenture Trustee in connection with such action will be reimbursed to the Servicer or the Indenture Trustee, as applicable, by the Controlling Party. New South hereby appoints the Indenture Trustee as its attorney-in-fact to execute certificates of title or any other documents, prepared by the Servicer, in the name and stead of New South (it being understood that and agreed that the Indenture Trustee has no obligation to take such steps with respect to any perfection or reperfection, except as pursuant to the Basic Documents to which it is a party and to which New South has paid all expenses) and the Indenture Trustee hereby accepts such appointment.

     SECTION 4.6. Covenants, Representations, and Warranties of Servicer. By its execution and delivery of this Agreement, the Servicer makes the following representations, warranties and covenants on which the Indenture Trustee relies in accepting the Receivables, on which the Indenture Trustee relies in authenticating the Class A Notes and on which the Insurer relies in issuing the Note Policy:

     (a) Liens in Force. The Financed Vehicle securing each Receivable will not be released in whole or in part from the security interest granted by the Receivable, except upon payment in full of the Receivable or as otherwise contemplated herein;

     (b) No Impairment. The Servicer will do nothing to impair the rights of the Trust or the Noteholders in the Receivables, the Dealer Agreements, the Dealer Assignments, the Insurance Policies or the Other Conveyed Property except as otherwise expressly provided herein;

     (c) No Amendments. The Servicer will not extend or otherwise amend the terms of any Receivable, except in accordance with Section 4.2; and

     (d) Restrictions on Liens. The Servicer will not (i) create, incur or suffer to exist, or agree to create, incur or suffer to exist, or consent to cause or permit in the future (upon the happening of a contingency or otherwise) the creation, incurrence or existence of any Lien or restriction on transferability of the Receivables except for the Lien in favor of the Indenture Trustee for the benefit of the Noteholders and Insurer, and the restrictions on transferability imposed by this Agreement or (ii) sign or file under the Uniform Commercial Code of any jurisdiction any financing statement which names New South or the Servicer as a debtor, or sign any security agreement authorizing any secured party thereunder to file such financing statement, with respect to the Receivables, except in each case any such instrument solely securing the rights and preserving the Lien of the Indenture Trustee, for the benefit of the Noteholders and the Insurer.

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

     SECTION 4.7. Purchase of Receivables Upon Breach of Covenant. Upon discovery by any of the Servicer, the Insurer, the Trust or a Responsible Officer of the Indenture Trustee of a breach of any of the covenants set forth in Section 4.5 or Section 4.6, the party discovering such breach will give prompt written notice to the others; provided that the failure to give any such notice will not affect any obligation of New South as Servicer under this
Section 4.7. As of the second Accounting Date following its discovery or receipt of notice of any breach of any representation, warranty or covenant set forth in
Section 4.5 or Section 4.6 which materially and adversely affects the interests of the Noteholders or the Insurer in any Receivable (including any Liquidated Receivable) (or, at New South's election, the first Accounting Date so following) or the related Financed Vehicle, New South will, unless such breach has been cured in all material respects, purchase from the Trust the Receivable affected by such breach and, on the related Determination Date, New South will pay the related Purchase Amount. It is understood and agreed that the obligation of New South to purchase any Receivable (including any Liquidated Receivable) with respect to which such a breach has occurred and is continuing will, if such obligation is fulfilled, constitute the sole remedy against New South for such breach available to the Insurer, the Noteholders, the Owner Trustee or the Indenture Trustee; provided, however, that New South will indemnify the Trust, the Insurer, the Owner Trustee, the Indenture Trustee and the Noteholders from and against all costs, expenses, losses, damages, claims and liabilities, including reasonable fees and expenses of counsel, which may be asserted against or incurred by any of them as a result of third party claims arising out of the events or facts giving rise to such breach. The indemnification provided pursuant to this section will survive the removal or resignation of the Indenture Trustee.

     SECTION 4.8. Total Servicing Fee; Payment of Certain Expenses by Servicer. On each Payment Date, the Servicer will be entitled to disburse and receive out of the Collection Account the Base Servicing Fee and any Supplemental Servicing Fee for the related Collection Period (together, the "Servicing Fee") pursuant to Section 5.7 to the extent that such amount has not been retained by the Servicer as described in the following sentence. New South, as initial Servicer, shall be entitled to retain from collections on the Receivables an amount equal to the Base Servicing Fee, as well as any Supplemental Servicing Fees, and need not deposit such amounts into the Collection Account. The Servicer will be required to pay all expenses incurred by it in connection with its activities under this Agreement. Additionally, New South, as Servicer, shall be liable for all fees and out-of-pocket expenses of the Owner Trustee, the Indenture Trustee, and the Independent Accountants as may be agreed upon in writing by New South.

     SECTION 4.9. Servicer's Certificate. No later than 10:00 a.m. Eastern time on each Determination Date, the Servicer will deliver (facsimile delivery being acceptable; and in the case of the Servicer's Certificate to be delivered to the Indenture Trustee and the Seller, an e-mail in a computer file, the format of which will be agreed upon between the Servicer and such parties) to the Indenture Trustee, the Owner Trustee, the Insurer and each Rating Agency a Servicer's Certificate containing, without duplication, the information set forth in Exhibit A and (i) all information necessary to enable the Indenture Trustee to give any notice required by Section 6.1 and to make the distributions required by Section 5.7, (ii) a listing of all Purchased Receivables purchased as of the related Accounting Date, (iii) all information necessary to enable the Indenture Trustee to send the statements to Noteholders and the Insurer required by

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

Section 5.9, (iv) all information necessary to enable the Indenture Trustee to reconcile the aggregate cash flows, the Collection Account for the related Collection Period and Payment Date, including the accounting required by Section 5.9, (v) the Delinquency Rate, Net Loss Rate, Rolling Average Delinquency Rate and Rolling Average Net Loss Rate for such Determination Date, and (vi) whether to the knowledge of the Servicer, a Servicer Default has occurred. Receivables purchased by the Servicer or by New South on the related Accounting Date and each Receivable that became a Liquidated Receivable or that was paid in full during the related Collection Period will be identified by account number (as set forth in the Schedule of Receivables).

     SECTION 4.10.  Annual Statement as to Compliance, Notice of Servicer
Default.

     (a) The Servicer will deliver to the Indenture Trustee, the Owner Trustee, the Insurer and each Rating Agency, on or before April 30 (or 120 days after the end of the Servicer's fiscal year, if other than December 31) of each year, beginning on April 30, 2004, an Officer's Certificate, dated as of December 31 (or other applicable date) of such year, stating that (i) a review of the activities of the Servicer during the preceding 12-month period (or such other period as has elapsed from the Closing Date to the date of the first such certificate) and of its performance under this Agreement has been made under such officer's supervision, and (ii) to such officer's knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement throughout such period, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof.

     (b) The Servicer will deliver to the Indenture Trustee, the Owner Trustee, the Insurer, and each Rating Agency, promptly after having obtained knowledge thereof, but in no event later than two (2) Business Days thereafter, written notice in an Officer's Certificate of any event which with the giving of notice or lapse of time, or both, would become a Servicer Default under Section 9.1(a). The Servicer will deliver to the Indenture Trustee, the Owner Trustee, the Insurer, the Seller and each Rating Agency promptly after having obtained knowledge thereof, but in no event later than two (2) Business Days thereafter, written notice in an Officer's Certificate of any event which with the giving of notice or lapse of time, or both, would become a Servicer Default under any other clause of Section 9.1.

     SECTION 4.11.  Annual Independent Accountants' Report.

     The Servicer will cause a firm of independent certified public accountants (the "Independent Accountants"), who may also render other services to the Servicer or to its Affiliates, to deliver to the Indenture Trustee, the Owner Trustee, the Insurer and each Rating Agency, on or before April 30 (or 120 days after the end of the Servicer's fiscal year, if other than December 31) of each year, beginning on April 30, 2004 with respect to the twelve months ended the immediately preceding December 31 (or other applicable date) (or such other period as has elapsed from the Closing Date to the date of such certificate), a report addressed to the board of directors of the Servicer, to the Indenture Trustee, the Owner Trustee and to the Insurer, to the effect that such firm has reviewed the servicing of the Receivables by the Servicer and that such review
(1) included tests relating to automotive loans serviced for others in accordance with the requirements of the Uniform Single Attestation Program for Mortgage Bankers (the "Program"),

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to the extent the procedures in such Program are applicable to the servicing obligations set forth in the Agreement, and (2) except as described in the report, disclosed no exceptions or errors in the records relating to automobile and light duty truck loans serviced for others that such firm is required to report under the Program. Except to the extent otherwise required by the applicable law, the Servicer is not required to deliver the report hereunder if New South is reported solely as a consolidated subsidiary and there are no separate audits of the books and records of New South; provided, however, the Servicer is required to notify the Indenture Trustee in writing that there are no separate audits of the books and records of New South and that therefore the Servicer will not be delivering the report.

     SECTION 4.12. Access to Certain Documentation and Information Regarding Receivables. The Servicer will upon reasonable prior notice provide to representatives of the Indenture Trustee, the Owner Trustee and the Insurer reasonable access to the documentation regarding the Receivables. In each case, such access will be afforded without charge but only upon reasonable request and during normal business hours. Any expense incident to the exercise by the Indenture Trustee, Owner Trustee or the Insurer will be borne by the Servicer to the extent such visits and examinations are not more frequent than once in any twelve-month period, or a Servicer Default has occurred and is continuing. Nothing in this Section will affect the obligation of the Servicer to observe any applicable law prohibiting disclosure of information regarding the Obligors, and the failure of the Servicer to provide access as provided in this Section
4.12 as a result of such obligation will not constitute a breach of this Section 4.12.

     SECTION 4.13. Fidelity Bond and Errors and Omissions Policy. The Servicer will not be required to maintain an errors and omissions policy. The Servicer will maintain a fidelity bond of a type and in an amount customary for servicers engaged in the business of servicing motor vehicle receivables.

     SECTION 4.14. Reports to the Commission. The Servicer shall, on behalf of the Trust and/or the Depositor, cause to be filed with the Commission any periodic reports required to be filed under the provisions of the Exchange Act, and the rules and regulations of the Commission thereunder. The Depositor shall, at the Servicer's expense, cooperate in any reasonable request made by the Servicer in connection with such filings. Simultaneously with the filing with the Commission, the Servicer shall provide or cause to be provided to the Depositor copies of all documents filed by the Servicer after the Closing Date with the Commission pursuant to the Securities Act of 1933, as amended, or the Securities Act of 1934, as amended, that relate specifically to the Trust or the Notes.

     SECTION 4.15. Sarbanes-Oxley Act of 2002. The Servicer shall furnish to the Depositor and the Indenture Trustee in a timely manner for filing under the Securities Exchange Act of 1934, as amended, the certification required by
Section 302 of the Sarbanes-Oxley Act of 2002 in respect of the Trust and the Notes. The Servicer hereby indemnifies and holds harmless the Depositor and the Indenture Trustee against any loss, liability and damages incurred by the Depositor or the Indenture Trustee in respect of any certificate furnished by it pursuant to such Section 302 of the Sarbanes-Oxley Act of 2002.

                                    ARTICLE V

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                         Trust Accounts; Distributions;
                            Statements to Noteholders

     SECTION 5.1.   Establishment of Trust Accounts.

     (a)  (i)   The Indenture Trustee, on behalf of the Noteholders and the
Insurer, will establish and maintain in its own name one or more Eligible Deposit Accounts reasonably acceptable to the Insurer (collectively, the "Collection Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Indenture Trustee on behalf of the Noteholders and the Insurer. The Collection Account will initially be established with the Indenture Trustee.

          (ii) The Indenture Trustee, on behalf of the Noteholders, will establish and maintain in its own name an Eligible Deposit Account (the "Note Distribution Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Indenture Trustee on behalf of the Noteholders and the Insurer. The Note Distribution Account will be established with the Indenture Trustee.

          (iii) The Indenture Trustee, on behalf of the Noteholders, will establish and maintain an Eligible Deposit Account (the "Reserve Account"), bearing a designation clearly indicating that the funds deposited therein are held in trust for the benefit of the Noteholders, the Insurer and the Certificateholder. The Reserve Account will be established with the Indenture Trustee.

          (iv) The Indenture Trustee, on behalf of the Noteholders, will establish and maintain an Eligible Deposit Account (the "Pre-Funding Account"), bearing a designation clearly indicating that funds deposited therein are held in trust for the benefit of the Noteholders and the Insurer. The Pre-Funding Account will be established with the Indenture Trustee.

          (v) The Indenture Trustee, on behalf of the Noteholders, will establish and maintain an Eligible Deposit Account (the "Capitalized Interest Account"), bearing a designation clearly indicating that funds deposited therein are held in trust for the benefit of the Noteholders, the Insurer and the Certificateholder. On or prior to the Closing Date, New South shall deposit an amount equal to the Capitalized Interest Account Initial Deposit into the Capitalized Interest Account. The Capitalized Interest will be established with the Indenture Trustee.

          (vi) Funds on deposit in the Collection Account, the Note Distribution Account, and the Reserve Account, the Pre-Funding Account and the Capitalized Interest Account (collectively, the "Trust Accounts") will be invested by the Indenture Trustee (or any custodian with respect to funds on deposit in any such account) in Eligible Investments selected in writing by the Servicer (pursuant to standing instructions or otherwise). All such Eligible Investments will be held by or on behalf of the Indenture Trustee for the benefit of the Noteholders and the Insurer, as applicable. Funds on deposit in any Trust Account will be invested in Eligible Investments that will mature so that such funds will be available at the close of business on the Business Day

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

     immediately preceding the following Payment Date. However, if each of the Rating Agencies confirms that it would not affect the ratings assigned to the Notes and the Insurer consents, funds on deposit in the Reserve Account may be invested in Eligible Investments that will mature so that funds will be available on the following Payment Date. All Eligible Investments will be held to maturity.

     (b) All investment earnings of moneys deposited in the Trust Accounts (other than the Capitalized Interest Account) will be deposited (or caused to be deposited) by the Indenture Trustee in the Collection Account, and any loss resulting from such investments will be charged to such account. The Servicer will not direct the Indenture Trustee to make any investment of any funds held in any of the Trust Accounts unless the security interest granted and perfected in such account will continue to be perfected in such investment, in either case without any further action by any Person.

     (c) The Indenture Trustee will not in any way be held liable by reason of any insufficiency in any of the Trust Accounts resulting from any loss on any Eligible Investment included therein except for losses attributable to the Indenture Trustee's negligence or bad faith or its failure to make payments on such Eligible Investments issued by the Indenture Trustee, in its commercial capacity as principal obligor and not as trustee, in accordance with their terms.

     (d) If (i) the Servicer fails to give investment directions in writing for any funds on deposit in the Trust Accounts to the Indenture Trustee by 1:00 p.m. Eastern Time (or such other time as may be agreed by the Issuer and Indenture Trustee) on any Business Day; or (ii) a Default or Event of Default has occurred and is continuing with respect to the Class A Notes but the Class A Notes have not been declared due and payable, or, if such Class A Notes will have been declared due and payable following an Event of Default, amounts collected or receivable from the Trust Property are being applied as if there had not been such a declaration; then the Indenture Trustee will, to the fullest extent practicable, invest and reinvest funds in the Trust Accounts in the investment described in clause (d) of the definition of Eligible Investments.

     (e) (i) The Indenture Trustee will possess all right, title and interest in all funds on deposit from time to time in the Trust Accounts and in all proceeds thereof and all such funds, investments, proceeds and income (other than Investment Earnings on funds on deposit in the Capitalized Interest Account) will be part of the Owner Trust Estate. Except as otherwise provided herein, the Trust Accounts will be under the sole dominion and control of the Indenture Trustee for the benefit of the Noteholders and the Insurer. If, at any time, any of the Trust Accounts ceases to be an Eligible Deposit Account, the Indenture Trustee (or the Servicer on its behalf) will within five Business Days (or such longer period as to which each Rating Agency and the Insurer may consent) establish a new Trust Account as an Eligible Deposit Account and will transfer any cash and/or any investments to such new Trust Account. In connection with the foregoing, the Servicer agrees that, in the event that any of the Trust Accounts are not accounts with the Indenture Trustee, the Servicer will notify the Indenture Trustee in writing promptly upon any of such Trust Accounts ceasing to be an Eligible Deposit Account.

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

         (ii) With respect to the Trust Account Property, the Indenture Trustee agrees that:

                    (A) any Trust Account Property that is held in deposit
               accounts will be held solely in the Eligible Deposit Accounts; and, except as otherwise provided herein, each such Eligible Deposit Account will be subject to the exclusive custody and control of the Indenture Trustee, and the Indenture Trustee will have sole signature authority with respect thereto;

                    (B) any Trust Account Property that constitutes Physical
               Property will be delivered to the Indenture Trustee in accordance with paragraph (a) of the definition of "Delivery" and will be held, pending maturity or disposition, solely by the Indenture Trustee or a securities intermediary (as such term is defined in Section 8-102(14) of the UCC) acting solely for the Indenture Trustee;

                    (C) any Trust Account Property that is a book-entry security held through the Federal Reserve System pursuant to Federal book-entry regulations will be delivered in accordance with paragraph (b) of the definition of "Delivery" and will be maintained by the Indenture Trustee, pending maturity or disposition, through continued book-entry registration of such Trust Account Property as described in such paragraph;

                    (D) any Trust Account Property that is an "uncertificated
               security" under Article 8 of the UCC and that is not governed by clause (C) above will be delivered to the Indenture Trustee in accordance with paragraph (c) of the definition of "Delivery" and will be maintained by the Indenture Trustee, pending maturity or disposition, through continued registration of the Indenture Trustee's (or its nominee's) ownership of such security; and

                    (E) the "securities intermediary's jurisdiction," for
               purposes of Section 8-110 of the UCC, shall be the State of New York.

     (f) The Servicer will have the power, revocable by the Insurer or, with the consent of the Insurer, by the Indenture Trustee, to instruct the Indenture Trustee to make withdrawals and payments from the Trust Accounts for the purpose of permitting the Servicer and the Indenture Trustee to carry out its respective duties hereunder.

     SECTION 5.2. Pre-Funding Account. (a) The Indenture Trustee, at the direction of New South, shall deposit the Pre-Funding Amount in the Pre-Funding Account on the Closing Date from the proceeds of the sale of Receivables on the Closing Date. On the Funding Date, the Servicer on behalf of the Issuer shall instruct the Indenture Trustee to withdraw from the Pre-Funding Account an amount equal to the Additional Pool Balance and to distribute such amount to or upon the order of the Seller upon satisfaction of the conditions set forth in
Section 2.2(b).

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

     (b) If the amount on deposit in the Pre-Funding Account has not been reduced to zero on the Mandatory Redemption Date, after giving effect to any purchase of Additional Receivables on such date, the Indenture Trustee shall, and is hereby directed to, withdraw the amount on deposit in the Pre-Funding Account and transfer such amount to the Note Distribution Account in accordance with Section 5.7(a)(ii).

     SECTION 5.3. Certain Reimbursements to the Servicer. The Servicer will be entitled to be reimbursed from amounts on deposit in the Collection Account with respect to a Collection Period for amounts previously deposited in the Collection Account but later determined by the Servicer to have resulted from mistaken deposits or postings or checks returned for insufficient funds. The amount to be reimbursed hereunder will be paid to the Servicer on the related Payment Date pursuant to Section 5.7(b)(i) upon certification by the Servicer of such amounts and the provision of such information to the Indenture Trustee and the Insurer as may be necessary in the opinion of the Insurer to verify the accuracy of such certification. In the event that the Insurer has not received evidence satisfactory to it of the Servicer's entitlement to reimbursement pursuant to this Section 5.3, the Insurer will (unless an Insurer Default has occurred and is continuing) give the Indenture Trustee notice in writing to such effect, following receipt of which the Indenture Trustee will not make a distribution to the Servicer in respect of such amount pursuant to Section 5.7, or if the Servicer prior thereto has been reimbursed pursuant to Section 5.7, the Indenture Trustee will withhold such amounts from amounts otherwise distributable to the Servicer on the next succeeding Payment Date.

     SECTION 5.4. Application of Collections. All collections for the Collection Period will be applied by the Servicer as follows:

     With respect to each Receivable (other than a Purchased Receivable), payments by or on behalf of the Obligor (other than Supplemental Servicing Fees with respect to such Receivable, to the extent collected) will be applied to interest and principal in accordance with the Simple Interest Method.

     All amounts collected that are payable to the Servicer as Supplemental Servicing Fees may be retained by the Servicer and shall not be required to be deposited in the Collection Account and paid to the Servicer in accordance with
Section 5.7(b).

     SECTION 5.5. Reserve Account.

     (a) On each Payment Date, to the extent of funds available therefor pursuant to the priority of payments, amounts will be deposited into the Reserve Account in accordance with Section 5.7(b)(vii) until the amount on deposit therein is equal to the Specified Reserve Balance. In the event that the Servicer's Certificate with respect to the first Determination Date states that there is a Reserve Account Draw Amount for such Determination Date, New South shall deposit Retained Interest Collections in an amount equal to the sum of the Reserve Account Draw Amount for that Payment Date, plus $683,000 into the Reserve Account on such Determination Date. In the event that the Servicer's Certificate with respect to the first Determination Date states that no Reserve Account Draw Amount exists for such Determination Date, New South shall on the following Payment Date deposit Retained Interest Collections in the amount, if any, needed (after giving effect to any deposit of Available Funds to the Reserve Account on such

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

Payment Date) to increase the amount in the Reserve Account to $683,000. To the extent that Retained Interest Collections are insufficient to make the payments and deposits described in the preceding two sentences, New South shall deposit additional funds in the amount of such deficiency into the Reserve Account.

     (b) In the event that the Servicer's Certificate with respect to any Determination Date states that there is a Reserve Account Draw Amount then on the related Payment Date, the Indenture Trustee will withdraw such Reserve Account Draw Amount and deposit such amount into the Collection Account for distribution in accordance with Section 5.7(b).

     (c) After considering all required distributions made on a Payment Date, amounts on deposit in the Reserve Account on that Payment Date that are in excess of the Specified Reserve Balance for that Payment Date will be applied by the Indenture Trustee in accordance with Sections 5.7(b)(viii), 5.7(b)(ix) and 5.7(b)(x), in that order of priority.

     SECTION 5.6. Additional Deposits.

     (a) The Servicer and New South, as applicable, will deposit or cause to be deposited in the Collection Account on the Determination Date on which such obligations are due the aggregate Purchase Amount with respect to Purchased Receivables.

     (b) The proceeds of any purchase or sale of the assets of the Trust described in Section 10.1 will be deposited in the Collection Account.

     SECTION 5.7. Distributions.

     (a) No later than 11:00 A.M. New York City time on each Payment Date, the Indenture Trustee (based solely on the information contained in the Servicer's Certificate delivered with respect to the related Determination Date) shall cause to be made the following transfer and distributions in the amounts set forth in the Servicer's Certificate for such Payment Date:

         (i) During the Pre-Funding Period and on the first Payment Date following the last day of the Pre-Funding Period, from the Capitalized Interest Account (a) to the Collection Account, in immediately available funds, the Monthly Capitalized Interest Amount for such Payment Date and
     (b) to New South, in immediately available funds, all Investment Earnings on funds on deposit in the Capitalized Interest Account with respect to the Collection Period related to such Payment Date, and, if such Payment Date is the Mandatory Redemption Date, all remaining funds on deposit in the Capitalized Interest Account after distribution of the Monthly Capitalized Interest Amount for such Payment Date;

         (ii) During the Pre-Funding Period, from the Pre-Funding Account (A) if such Payment Date is the Mandatory Redemption Date, to the Note Distribution Account, in immediately available funds, the amount on deposit in the Pre-Funding Account (exclusive of Investment Earnings) after giving effect to the purchase of Additional Receivables, if any, on the Mandatory Redemption Date for distribution to the

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

     Noteholders in accordance with Section 5.8(b), and (B) to the Collection Account, in immediately available funds, all Investment Earnings on funds on deposit in the Pre-Funding Account with respect to the Collection Period related to such Payment Date; and

     (b) On each Payment Date, the Indenture Trustee will (based solely on the information contained in the Servicer's Certificate delivered with respect to the related Determination Date) distribute the following amounts from Available Funds on deposit in the Collection Account unless otherwise specified, to the extent of the sources of funds stated to be available therefor, and in the following order of priority:

          (i) to the Servicer, first, the amount needed to reimburse any outstanding Servicer Advances, and second, to the extent the Servicer has not reimbursed itself or to the extent not retained by the Servicer, the Servicing Fee and other amounts relating to mistaken deposits, postings or checks returned for insufficient funds, and to the extent available, any amounts paid by the borrowers during the preceding Collection Period that were collected in the Collection Account but that do not relate to principal payments or interest payments;

          (ii) to the Owner Trustee and the Indenture Trustee, the fees and expenses payable to the Owner Trustee and the Indenture Trustee, to the extent not paid by New South, subject to an annual maximum limit of $25,000 for the Owner Trustee and $50,000 for the Indenture Trustee;

          (iii) to the Note Distribution Account, the Class A Noteholders' Interest Distributable Amount;

          (iv) to the Insurer, any amounts owed to the Insurer under the Insurance Agreement with respect to unpaid Premiums;

          (v) to the Note Distribution Account, the Class A Noteholders' Principal Distributable Amount;

          (vi) to the Insurer, reimbursement of the amount of any draws on the Note Policy, plus interest on such amounts at the Late Payment Rate (as defined in the Insurance Agreement);

          (vii) to the Reserve Account, any amount required to increase the amount in the Reserve Account to the Specified Reserve Balance;

          (viii) to the Insurer, any other unpaid amounts owed to the Insurer under the Insurance Agreement;

          (ix) to the Owner Trustee and the Indenture Trustee, any other fees and expenses payable to the Owner Trustee and the Indenture Trustee, to the extent not paid by New South or reimbursed pursuant to clause (ii) above;

          (x) to make a payment of all remaining amounts to the Certificateholder.

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

     (c) On each Payment Date, the Indenture Trustee will (based solely on the information contained in the Servicer's Certificate delivered with respect to the related Determination Date, unless the Insurer has notified the Indenture Trustee in writing of any errors or deficiencies with respect thereto) distribute from the Collection Account the Reserve Account Draw Amount, if any, in accordance with the order of priorities described in Section 5.7(b).

     (d) In the event that the Collection Account is maintained with an institution other than the Indenture Trustee, the Servicer will instruct and cause such institution to make all deposits and distributions pursuant to Sections 5.7(b) and 5.7(c) on the related Payment Date.

     SECTION 5.8.  Note Distribution Account.

     (a) On each Payment Date (based solely on the information contained in the Servicer's Certificate) the Indenture Trustee will distribute all amounts on deposit in the Note Distribution Account to Noteholders in respect of the Class A Notes to the extent of amounts due and unpaid on the Class A Notes for principal and interest in the following amounts:

          (i) From amounts transferred pursuant to Section 5.7(b)(iii), accrued and unpaid interest on the Class A Notes; provided that if such amount is insufficient to pay the entire amount of accrued and unpaid interest then due on each Class of Class A Notes, the amount in the Note Distribution Account will be applied to the payment of such interest on each Class of Class A Notes pro rata on the basis of the amount of accrued and unpaid interest due on each Class of Class A Notes.

          (ii) From amounts transferred pursuant to Section 5.7(b)(v), in the following order of priority:

               (1) to the holders of the Class A-1 Notes, the total amount paid out on each Payment Date until the outstanding principal balance of the Class A-1 Notes has been reduced to zero;

               (2) to the holders of the Class A-2 Notes, the total amount paid out on each Payment Date until the outstanding principal balance of the Class A-2 Notes has been reduced to zero; and

               (3) to the holders of the Class A-3 Notes, the total amount paid out on each Payment Date until the outstanding principal balance of the Class A-3 Notes has been reduced to zero;

provided, that after the acceleration of the Class A Notes following the occurrence of an Event of Default under the Indenture, payments of principal on the Class A Notes will be made, instead of as provided above, first to the Class A-1 Notes until the Class A-1 Notes have been paid in full, and second to the Class A-2 Notes and Class A-3 Notes pro rata until they are paid in full.

     (b) On the Mandatory Redemption Date, the Indenture Trustee shall, based on the information set forth in the related Servicer's Certificate, withdraw any remaining funds on deposit in the Pre-Funding Account (other than Investment Earnings) and pay as a payment of

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

principal an amount equal to the amount of such funds to each Class of Notes on a pro rata basis (based on the original Outstanding Amount of each Class of Class A Notes as a fraction of the original Outstanding Amount of all Classes of Class A Notes); provided that if the pro rata portion of such amount payable to any Class of Notes exceeds the aggregate Outstanding Amount of such Class of Class A Notes, such excess shall be distributed to each other Class of Class A Notes on a pro rata basis; and provided further that if the aggregate amount of such funds is less than or equal to $100,000, the Indenture Trustee shall pay an amount equal to the amount of such funds to the Holders of the Class A Notes in sequential order of priority beginning with the Class A-1 Notes.

     (c) On each Payment Date, the Indenture Trustee will post on its website at www.jpmorgan.com/absmbs, which posting will be accessible to each Noteholder and to the Insurer, the statement provided to the Indenture Trustee by the Servicer pursuant to Section 5.9 hereof on such Payment Date.

     (d) In the event that any withholding tax is imposed on the Trust's payment (or allocations of income) to a Noteholder, such tax will reduce the amount otherwise distributable to the Noteholder in accordance with this Section 5.8. The Indenture Trustee is hereby authorized and directed to retain from amounts otherwise distributable to the Noteholders sufficient funds for the payment of any tax attributable to the Trust (but such authorization will not prevent the Indenture Trustee from contesting any such tax in appropriate proceedings, and withholding payment of such tax, if permitted by law, pending the outcome of such proceedings). The amount of any withholding tax imposed with respect to a Noteholder will be treated as cash distributed to such Noteholder at the time it is withheld by the Trust and remitted to the appropriate taxing authority. If there is a possibility that withholding tax is payable with respect to a distribution (such as a distribution to a non-US Noteholder), the Indenture Trustee may in its sole discretion withhold such amounts in accordance with this
Section 5.8(c). In the event that a Noteholder wishes to apply for a refund of any such withholding tax, the Indenture Trustee will reasonably cooperate with such Noteholder in making such claim so long as such Noteholder agrees to reimburse the Indenture Trustee for any out-of-pocket expenses (including legal fees and expenses) incurred.

     (e) Distributions required to be made to Noteholders on any Payment Date will be made to each Noteholder of record on the preceding Record Date either by
(i) wire transfer, in immediately available funds, to the account of such Holder at a bank or other entity having appropriate facilities therefore, if such Noteholder has provided to the Note Registrar appropriate written instructions at least five Business Days prior to such Payment Date and such Holder's Class A Notes in the aggregate evidence a denomination of not less than $1,000,000 or
(ii) by check mailed to such Noteholder at the address of such Holder appearing in the Note Register. Notwithstanding the foregoing, the final distribution in respect of any Note (whether on the Final Scheduled Payment Date or otherwise) will be payable only upon presentation and surrender of such Note at the office or agency maintained for that purpose by the Note Registrar pursuant to Section
2.4 of the Indenture.

     (f) Subject to Section 5.1 and this Section 5.8, monies received by the Indenture Trustee hereunder need not be segregated in any manner except to the extent required by law and

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

may be deposited under such general conditions as may be prescribed by law, and the Indenture Trustee will not be liable for any interest thereon.

     SECTION 5.9.  Statements to Noteholders.

     (a) On or prior to each Payment Date, the Indenture Trustee will make available to each Noteholder and to the Insurer and the Rating Agencies a statement setting forth at least the following information (which will be included in the Servicer's Certificate delivered to the Indenture Trustee) as to the Class A Notes to the extent applicable:

          (i) the amount of such distribution allocable to principal of each Class of Class A Notes;

          (ii) the amount of such distribution allocable to interest on or with respect to each Class of Class A Notes;

          (iii) the amount of such distribution payable out of amounts withdrawn from the Reserve Account or pursuant to a claim on the Note Policy;

          (iv) the Pool Balance as of the close of business on the last day of the preceding Collection Period;

          (v) the aggregate outstanding principal amount of each Class of the Class A Notes and the Note Pool Factor for each such Class after giving effect to payments allocated to principal reported under Section 5.9(a)(i);

          (vi) the amount of the Servicing Fee paid to the Servicer with respect to the related Collection Period and/or due but unpaid with respect to such Collection Period or prior Collection Periods, as the case may be;

          (vii)  the Class A Noteholders' Interest Carryover Amount;

          (viii) the Delinquency Rate and Rolling Average Delinquency Rate with respect to such Payment Date;

          (ix) the Net Loss Rate and Rolling Average Net Loss Rate with respect to such Payment Date;

          (x) the aggregate Purchase Amounts for Receivables, if any, that were repurchased by New South prior to the related Determination Date;

          (xi)   the Note Pool Factor for each Class of Class A Notes;

          (xii) the amount on deposit in the Pre-Funding Account (until the termination of the Pre-Funding Period); and

          (xiii) the amount of Outstanding Servicer Advances on such Payment
     Date.

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

Each amount set forth pursuant to Section 5.9(a)(i), (ii), (iii), (vi) and (vii) will be expressed as a dollar amount per $1,000 of the initial principal balance of the Class A Notes (or Class thereof).

     (b) The Indenture Trustee will make the statements referred to in Section 5.9(a) (and, at its option, any additional files containing the same information in an alternative format) available each month via the Indenture Trustee's internet website, which is presently located at www.jpmorgan.com/absmbs. Persons that are entitled to receive such statements but are unable to use the above website are entitled to have a paper copy mailed to them via first class mail by calling the Indenture Trustee at (877) 722-1095. The Indenture Trustee will have the right to change the way the statements referred to in Section 5.9(a) are distributed in order to make such distribution more convenient and/or more accessible to the parties entitled to receive such statements. The Indenture Trustee will provide notification of any such change to all parties entitled to receive such statements in the manner described in Section 12.3, Section 11.4 of the Indenture or Section 11.5 of the Indenture, as appropriate.

     (c) In connection with any electronic transmissions of information, including without limitation, the use of electronic mail or internet or intranet web sites pursuant to Section 5.9(b), the systems used in such transmissions are not fully tested by the Indenture Trustee and may not be completely reliable as to stability, robustness and accuracy. Accordingly, the parties hereto acknowledge and agree that information electronically transmitted as described in Section 5.9(b) may not be relied upon as timely, accurate or complete and that the Indenture Trustee shall have no liability hereunder in connection with such information transmitted electronically. The parties hereto further acknowledge that any systems, software or hardware utilized in posting or retrieving any such information is utilized on an "as is" basis without representation or warranty as to the intended uses of such systems, software or hardware. The Indenture Trustee makes no representation or warranty that the systems and the related software used in connection with the electronic transmission of information pursuant to Section 5.9(b) are free and clear of threats known as software and hardware viruses, time bombs, logic bombs, Trojan horses, worms, or other malicious computer instructions, intentional devices or techniques which may cause a component or system to become erased, damaged, inoperable, or otherwise incapable of being used in the manner to which it is intended, or which would permit unauthorized access thereto.

     SECTION 5.10. Servicer Advances. On or before each Determination Date, New South, as Servicer, shall advance into the Collection Account with respect to each Receivable that was past due as of the last day of the related Collection Period an amount equal to the amount of interest that would have been received on such Receivable during all prior Collection Periods (assuming that the Scheduled Receivables Payments on such Receivable were received on their respective due dates) but was not received by the Servicer on or before the last day of such Collection Period (each such advance, a "Servicer Advance"). The Servicer shall not make any advance with respect to principal of any Receivable and the Servicer shall only make advances of interest with respect to any Receivable to the extent that the Servicer, in accordance with its customary servicing procedures, shall determine that such advance shall be recoverable from subsequent collections or recoveries on such Receivable. No successor Servicer shall be required to make any Servicer Advance hereunder.

     SECTION 5.11. Optional Deposits by the Insurer. The Insurer, may, but shall not be required to make an Insurer Optional Deposit with respect to any Payment Date by delivering

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

such Insurer Optional Deposit to the Indenture Trustee for deposit into the Collection Account on or prior to the related Payment Date.

                                   ARTICLE VI

                                 The Note Policy

     SECTION 6.1.  Claims Under Note Policy.

     (a) In the event that the Servicer's Certificate with respect to any Determination Date states that there is a Policy Claim Amount, the Indenture Trustee will furnish to the Insurer no later than 12:00 noon Eastern time on the Business Day after the related Determination Date a completed Notice (as attached as a form to the Note Policy) specifying the amount of the Policy Claim Amount, provided, that if such Notice is received after 12:00 noon, New York City time, on such Business Day, it will be deemed to be received before 12:00 noon, New York City time, on the following Business Day. If any such Notice is not in proper form or is otherwise insufficient for the purpose of making a claim under the Note Policy, it will be deemed not to have been received for purposes of making such claim, and the Insurer will promptly so advise the Indenture Trustee in writing and the Indenture Trustee may submit an amended or corrected Notice. If such an amended or corrected Notice is in proper form and is otherwise sufficient for the purpose of making a claim under the Note Policy, it will be deemed to have been timely received on the Business Day of such resubmission; provided, that if such notice is received after 12:00 noon, New York City time, it shall be deemed to be received before 12:00 noon, New York City time, on the following Business Day.

     (b) Any notice delivered by the Indenture Trustee to the Insurer pursuant to Section 6.1(a) will specify the Policy Claim Amount claimed under the Note Policy and will constitute a "Notice" under the Note Policy. In accordance with the provisions of the Note Policy, the Insurer is required to pay to the Indenture Trustee the Policy Claim Amount properly claimed thereunder by 12:00
(noon), New York City time, on the later of (i) the Payment Date on which the related Policy Claim Amount is due for payment under the Indenture or (ii) the second Business Day following actual receipt in New York, New York on a Business Day by the Insurer of a Notice, appropriately completed and executed by the Indenture Trustee; provided, that if such Notice is received after 12:00 noon, New York City time, on such Business Day, it will be deemed to be received before 12:00 noon, New York City time, on the following Business Day. The Indenture Trustee will deposit amounts paid by the Insurer pursuant to a claim submitted under this Section 6.1 into the Note Distribution Account for payment to Holders (as defined in the Note Policy) on the related Payment Date. Any payment made by the Insurer under the Note Policy will be applied solely to the payment of the Class A Notes, and for no other purpose. Amounts payable in respect of any Policy Claim Amounts due under the Note Policy, unless otherwise stated therein, will be distributed by the Insurer to, or at the direction of, the Indenture Trustee, by wire transfer of immediately available funds. The Insurer's payment obligations under the Note Policy with respect to particular Policy Claim Amounts will be discharged to the extent funds equal to the applicable Policy Claim Amounts are paid by the Insurer to, or at the direction of, the Indenture Trustee in accordance with the Indenture Trustee's request, whether or not such funds are properly applied by the Indenture Trustee. Payment of Policy Claim Amounts will be made only at the time set forth in the Note Policy, and no accelerated Insured Payments

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

(as defined in the Note Policy) will be made except to the extent that the Insurer has specified an earlier date for payment at its sole option. The Note Policy does not insure against loss of any prepayment or other acceleration payment which at any time may become due in respect of any Insured Obligation (as defined in the Note Policy), other than at the sole option of the Insurer, nor against any risk other than Nonpayment (as defined in the Note Policy), including failure of the Indenture Trustee to remit any Policy Claim Amounts or Scheduled Payments due to Holders. Notwithstanding anything to the contrary set forth in the Note Policy, in no event will the aggregate amount paid by the Insurer thereunder exceed the Maximum Insured Amount (as defined in the Note Policy).

     (c) The Indenture Trustee will (i) receive as attorney-in-fact of each Holder any Policy Claim Amount from the Insurer and (ii) deposit the same in the Note Distribution Account for distribution to Noteholders as a payment of interest or principal, as applicable, in accordance with the Note Policy. Any and all Policy Claim Amounts disbursed by the Indenture Trustee from claims made under the Note Policy will not be considered payment by the Trust or from the Reserve Account with respect to such Class A Notes, and will not discharge the obligations of the Trust with respect thereto. The Insurer will, upon any payment pursuant to the Note Policy, in furtherance and not in limitation of its equitable right of subrogation and its rights under the Insurance Agreement, to the extent it makes any payment with respect to the Class A Notes, become subrogated to the rights of any Holders to receive any and all amounts due in respect of the Insured Obligations as to which such payment was made. The Insurer will be a co-beneficiary of the Indenture Trustee's lien under the Indenture. Subject to and conditioned upon any payment with respect to the Class A Notes by or on behalf of the Insurer, the Indenture Trustee will assign to the Insurer all rights to the payment of interest or principal with respect to the Class A Notes which are then due for payment to the extent of all payments made by the Insurer, and the Insurer may exercise any option, vote, right, power or the like with respect to the Notes to the extent that it has made payment pursuant to the Note Policy. To evidence such subrogation, the Note Registrar will note the Insurer's rights as subrogee upon the register of Holders. The foregoing subrogation will in all cases be subject to the rights of the Holders to receive all Scheduled Payments (as defined in the Note Policy) in respect of the Class A Notes.

     (d) The Indenture Trustee will keep a complete and accurate record of all funds deposited into the Note Distribution Account with respect to the Note Policy and the allocation of such funds to payment of interest on and principal paid in respect of any Class A Note. The Insurer will have the right to inspect such records at reasonable times upon two Business Day's prior written notice to the Indenture Trustee.

     (e) Only the Indenture Trustee on behalf of the Holders will be entitled to make a claim for an Insured Payment under the Note Policy. Notwithstanding any other provision of this Agreement or any Basic Document, the Noteholders are not entitled to institute proceedings directly against the Insurer.

     SECTION 6.2.  Preference Claims Under Note Policy.

     (a) In the event that the Indenture Trustee has received a certified copy of a final, nonappealable order of an appropriate court or other body exercising jurisdiction that any interest

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

on or principal of the Class A Notes which has become due for payment under the Indenture, the nonpayment of which would have been covered by the Note Policy, and which was made to a Holder by or on behalf of the Issuer has been deemed a preferential transfer and recoverable, or theretofore recovered, from such Holder pursuant to an Insolvency Proceeding (as defined in the Note Policy) in accordance with an Order (as defined below) (such amount, a "Preference Amount"), the Indenture Trustee will so notify the Insurer, will comply with the provisions of the Note Policy to obtain payment by the Insurer of such avoided payment, and will, at the time it provides notice to the Insurer, notify Holders by mail that, in the event that any Holder's payment is so recoverable, such Holder will be entitled to payment pursuant to the terms of the Note Policy. The Insurer will pay any Preference Amount when due to be paid pursuant to an Order (as defined below), but in any event no earlier than the fifth Business Day following actual receipt by the Insurer of (i) a certified copy of a final, nonappealable order of a court or other body exercising jurisdiction to the effect that a Holder is required to return such Preference Amount paid during the term of the Note Policy because the payments of such amounts were avoided as a preferential transfer or otherwise rescinded or required to be restored by the Indenture Trustee or such Holder (the "Order"), (ii) an opinion of counsel satisfactory to the Insurer that the Order has been entered and is final and not subject to any stay, (iii) an assignment, in form and substance satisfactory to the Insurer, duly executed and delivered by such Holder and the Indenture Trustee, irrevocably assigning to the Insurer all rights and claims of the Indenture Trustee and such Holder relating to or arising under the Indenture or otherwise with respect to such Preference Amount, (iv) appropriate instruments in form satisfactory to the Insurer to effect the appointment of the Insurer as agent for such Holder and the Indenture Trustee in any legal proceeding related to such Preference Amount, and (v) a Notice appropriately completed and executed by the Indenture Trustee in the form attached as Exhibit B to the Note Policy; provided, that (I) if such documents are received by the Insurer after 12:00 noon, New York City time, on such Business Day, they will be deemed to be received on the following Business Day and (II) the Insurer will not be obligated to pay any Preference Amount in respect of principal prior to the Final Scheduled Payment Date for the relevant class of Class A Notes. Such payment will be disbursed to the receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Order, and not to the Indenture Trustee or the Holder directly, unless the Indenture Trustee or the relevant Holder has made a payment of the Preference Amount to the court or such receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Order, in which case the Insurer will pay the Indenture Trustee, or as directed by the Indenture Trustee, to the extent of the payment of the Preference Amount, subject to the delivery of (a) the items referred to in clauses (i), (ii),
(iii), (iv) and (v) above to the Insurer and (b) evidence satisfactory to the Insurer that payment has been made to such court or receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Order; provided, further, that any Preference Amount that constitutes interest will be limited to the amount of interest on the outstanding principal amount of the Class A Notes (calculated at the Interest Rate for the relevant class of Class A Notes) accrued as of the last day of the applicable interest accrual period with respect to the Class A Notes and will not, in any event, include any interest on the Class A Notes accrued after such date or any interest on such interest amount; provided, further, that in no event will the Insurer be obligated to make any payment (i) in respect to any Preference Amount to the extent that such payment, when added to all prior payments of Policy Claim Amounts, would exceed the Maximum Insured Amount (as defined in the Note Policy) or

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(ii) prior to the time the Insurer would have been required to make an Insured
Payment pursuant to Section 3 of the Policy.

     (b) The Indenture Trustee will promptly notify the Insurer of any proceeding or the institution of any action (of which a Responsible Officer of the Indenture Trustee has actual knowledge) seeking the avoidance as a preferential transfer under applicable bankruptcy, insolvency, receivership, rehabilitation or similar law (a "Note Preference Claim") of any payment made to a Holder that has been deemed a preferential transfer and recoverable, or theretofore recovered, from such Holder pursuant to an Insolvency Proceeding (as defined in the Note Policy) in accordance with an Order. Each Holder, by its purchase of Class A Notes, and the Indenture Trustee hereby agree that so long as no Insurer Default has occurred and is continuing, the Insurer may at any time during the continuation of any proceeding relating to a Note Preference Claim direct all matters relating to such Note Preference Claim, including (i) the direction of any appeal of any order relating solely to any Note Preference Claim and (ii) the posting of any surety, supersedeas or performance bond pending any such appeal at the expense of the Insurer, but subject to reimbursement as provided in the Insurance Agreement. In addition, and without limitation of the foregoing, as set forth in Section 6.1(c), the Insurer will be subrogated to, and each Holder and the Indenture Trustee hereby delegate and assign, to the fullest extent permitted by law, the rights of the Indenture Trustee and each Holder in the conduct of any proceeding with respect to a Note Preference Claim, including all rights of any party to an adversary proceeding action with respect to any court order issued in connection with any such Note Preference Claim.

     SECTION 6.3. Surrender of Note Policy. The Indenture Trustee will surrender the Note Policy to the Insurer for cancellation upon the expiration of such Note Policy in accordance with the terms thereof.

                                  ARTICLE VII

                                   The Seller

     SECTION 7.1. Representations of Seller. The Seller makes the following representations on which the Insurer will be deemed to have relied in executing and delivering the Note Policy and on which the Issuer is deemed to have relied in acquiring the Receivables and on which the Indenture Trustee may rely. The representations are true and correct as of the Closing Date, and will survive the sale of the Receivables to the Issuer and the pledge thereof to the Indenture Trustee pursuant to the Indenture.

     (a) Organization and Good Standing. The Seller has been duly organized and is validly existing as a limited liability company in good standing under the laws of the State of Delaware, with power and authority to own its properties and to conduct its business as such properties are currently owned and such business is currently conducted, and had at all relevant times, and now has, power, authority and legal right to acquire, own and sell the Receivables and the Other Conveyed Property transferred to the Trust.

     (b) Due Qualification. The Seller is duly qualified to do business as a foreign limited liability company in good standing and has obtained all necessary licenses and approvals in all

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jurisdictions where the failure to do so would materially and adversely affect the Seller's ability to transfer the Receivables and the Other Conveyed Property to the Trust pursuant to this Agreement, or the validity or enforceability of the Receivables and the Other Conveyed Property or to perform the Seller's obligations hereunder and under the Basic Documents to which it is a party.

     (c) Power and Authority. The Seller has the power and authority to execute and deliver this Agreement and the Basic Documents and to carry out its terms and their terms, respectively; the Seller has full power and authority to sell and assign the Receivables and the Other Conveyed Property to be sold and assigned to and deposited with the Trust by it and has duly authorized such sale and assignment to the Trust by all necessary action; and the execution, delivery and performance of this Agreement and the Basic Documents to which it is a party have been duly authorized by the Seller by all necessary action.

     (d) Valid Sale, Binding Obligations. This Agreement effects a valid sale, transfer and assignment of the Receivables and the Other Conveyed Property, enforceable against the Seller and creditors of and purchasers from the Seller; and this Agreement and the Basic Documents to which it is a party, when duly executed and delivered, will constitute legal, valid and binding obligations of the Seller enforceable in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by equitable limitations on the availability of specific remedies, regardless of whether such enforceability is considered in a proceeding in equity or at law.

     (e) No Violation. The consummation of the transactions contemplated by this Agreement and the Basic Documents and the fulfillment of the terms of this Agreement and the Basic Documents will not conflict with, result in any breach of any of the terms and provisions of or constitute (with or without notice, lapse of time or both) a default under the limited liability company agreement or operating agreement of the Seller, or any indenture, agreement, mortgage, deed of trust or other instrument to which the Seller is a party or by which it is bound, or result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement, mortgage, deed of trust or other instrument, other than this Agreement, or violate any law, order, rule or regulation applicable to the Seller of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Seller or any of its properties.

     (f) No Proceedings. There are no proceedings or investigations pending or, to the Seller's knowledge, threatened against the Seller, before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality having jurisdiction over the Seller or its properties (A) asserting the invalidity of this Agreement or any of the Basic Documents, (B) seeking to prevent the issuance of the Securities or the consummation of any of the transactions contemplated by this Agreement or any of the Basic Documents, or (C) seeking any determination or ruling that might materially and adversely affect the performance by the Seller of its obligations under, or the validity or enforceability of, this Agreement or any of the Basic Documents.

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     (g) True Sale. The Receivables are being transferred with the intention of removing them from the Seller's estate pursuant to Section 541 of the Bankruptcy Code, as the same may be amended from time to time.

     SECTION 7.2. Organizational Existence. During the term of this Agreement, the Seller will keep in full force and effect its existence, rights and franchises as a limited liability company under the laws of Delaware and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or will be necessary to protect the validity and enforceability of this Agreement, the Basic Documents and each other instrument or agreement necessary or appropriate to the proper administration of this Agreement and the transactions contemplated hereby.

     SECTION 7.3. Liability of Seller. The Seller will be liable in accordance herewith only to the extent of the obligations specifically undertaken by the Seller under this Agreement.

     SECTION 7.4. Merger or Consolidation of, or Assumption of the Obligations of, Seller. Any Person (a) into which the Seller may be merged or consolidated,
(b) which may result from any merger or consolidation to which the Seller will be a party or (c) which may succeed to the properties and assets of the Seller substantially as a whole, which Person in any of the foregoing cases executes an agreement of assumption to perform every obligation of the Seller under this Agreement, will be the successor to the Seller hereunder without the execution or filing of any document or any further act by any of the parties to this Agreement; provided, however, that the Seller will have delivered to the Owner Trustee, the Indenture Trustee and the Insurer an Opinion of Counsel stating that, in the opinion of such counsel, either (A) all financing statements and continuation statements and amendments thereto have been executed and filed that are necessary fully to preserve and protect the interest of the Issuer and the Indenture Trustee, respectively, in the Receivables and reciting the details of such filings or (B) no such action will be necessary to preserve and protect such interest.

     SECTION 7.5. Limitation on Liability of Seller and Others. The Seller and any director or officer or employee or agent of the Seller may rely in good faith on the advice of counsel or on any document of any kind, prima facie properly executed and submitted by any Person respecting any matters arising under any Basic Document. The Seller will not be under any obligation to appear in, prosecute or defend any legal action that will not be incidental to its obligations under this Agreement, and that in its opinion may involve it in any expense or liability.

     SECTION 7.6. Ownership of the Certificate or Notes. The Seller may in its individual or any other capacity become the owner or pledgee of the Certificate or Class A Notes with the same rights as it would have if it were not the Seller, except as expressly provided herein or in any Basic Document. Any Class A Note or Certificates so owned by the Seller will have an equal and proportionate benefit under the provisions of the Basic Documents, without preference, priority, or distinction as among all of the Class A Notes or Certificates.

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                                  ARTICLE VIII

                                  The Servicer

     SECTION 8.1. Representations of Servicer. The Servicer makes the following representations on which the Insurer is deemed to have relied in executing and delivering the Note Policy and on which the Issuer is deemed to have relied in acquiring the Receivables. The representations are true and correct as of the Closing Date, and will survive the sale of the Receivables to the Issuer and the pledge thereof to the Indenture Trustee pursuant to the Indenture.

          (i) Perfection Representations and Warranties. The Perfection Representations shall be a part of this Agreement;

          (ii) Organization and Good Standing. The Servicer has been duly organized and is validly existing and in good standing under the federal laws of the United States of America, with power, authority and legal right to own its properties and to conduct its business as such properties are currently owned and such business is currently conducted, and had at all relevant times, and now has, power, authority and legal right to enter into and perform its obligations under the Basic Documents;

          (iii) Due Qualification. The Servicer is duly qualified to do business in good standing and has obtained all necessary licenses and approvals, in all jurisdictions in which the ownership or lease of property or the conduct of its business of servicing the Receivables as required by this Agreement requires or will require such qualification or is exempt from such qualification;

          (iv) Power and Authority. The Servicer has the power and authority to execute and deliver this Agreement and the Basic Documents and to carry out its terms and their terms, respectively, and the execution, delivery and performance of this Agreement and the Basic Documents have been duly authorized by the Servicer by all necessary corporate action;

          (v) Binding Obligation. This Agreement and the Basic Documents constitute legal, valid and binding obligations of the Servicer enforceable in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, or other similar laws affecting the enforcement of creditors' rights generally and by equitable limitations on the availability of specific remedies, regardless of whether such enforceability is considered in a proceeding in equity or at law;

          (vi) No Violation. The consummation of the transactions contemplated by this Agreement and the Basic Documents, and the fulfillment of the terms of this Agreement and the Basic Documents, will not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the organizational documents of the Servicer, or any indenture, agreement, mortgage, deed of trust or other instrument to which the Servicer is a party or by which it is bound, or result in the creation or imposition of any Lien upon any of its properties pursuant to

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

     the terms of any such indenture, agreement, mortgage, deed of trust or other instrument, other than this Agreement, or violate any law, order, rule or regulation applicable to the Servicer of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Servicer or any of its properties;

          (vii) No Proceedings. There are no proceedings or investigations pending or, to the Servicer's knowledge, threatened against the Servicer, before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality having jurisdiction over the Servicer or its properties (A) asserting the invalidity of this Agreement or any of the Basic Documents, (B) seeking to prevent the issuance of the Securities or the consummation of any of the transactions contemplated by this Agreement or any of the Basic Documents, or (C) seeking any determination or ruling that might materially and adversely affect the performance by the Servicer of its obligations under, or the validity or enforceability of, this Agreement or any of the Basic Documents or (D) seeking to adversely affect the federal income tax or other federal, state or local tax attributes of the Securities;

          (viii) No Consents. The Servicer is not required to obtain the consent of any other party or any consent, license, approval or authorization, or registration or declaration with, any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity or enforceability of this Agreement which has not already been obtained.

     SECTION 8.2.  Liability of Servicer; Indemnities.

     (a) The Servicer (in its capacity as such) will be liable hereunder only to the extent of the obligations in this Agreement specifically undertaken by the Servicer and the representations made by the Servicer.

     (b) The Servicer will defend, indemnify and hold harmless the Trust, the Seller, the Indenture Trustee, the Owner Trustee, the Insurer, their respective officers, directors, agents and employees, and the Noteholders from and against any and all costs, expenses, losses, damages, claims and liabilities, including reasonable and actual fees and expenses of counsel and expenses of litigation
(i) arising out of or resulting from the use, ownership or operation by the Servicer or any Affiliate thereof of any Financed Vehicle or (ii) to the extent that such cost, expense, loss, claim, damage, or liability arose out of, or was imposed upon the Trust, the Indenture Trustee, the Seller, the Owner Trustee, the Insurer or the Noteholders by reason of the breach of this Agreement by the Servicer, the negligence (other than errors in judgment), misfeasance, or bad faith of the Servicer in the performance of its duties under this Agreement or by reason of reckless disregard of its obligations and duties under this Agreement; provided, however, that the Servicer shall not be liable to any such Person for any portion of any such amount resulting from the willful misconduct, bad faith or negligence of such Person.

     (c) The Servicer shall indemnify, defend and hold harmless the Indenture Trustee and its officers, directors, employees and agents, from and against any and all costs, expenses, losses, claims, damages and liabilities (including attorneys fees and expenses), arising out of or incurred

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

in connection with the acceptance or performance of the trusts and duties herein and under the Indenture; provided, however, that the Servicer shall not be liable to the Indenture Trustee for any portion of any such amount resulting from the willful misconduct, bad faith or negligence of the Indenture Trustee.

     (d) Indemnification under this Section 8.2 will include, without limitation, reasonable and actual fees and expenses of counsel and expenses of litigation. If the Servicer has made any indemnity payments pursuant to this
Section 8.2 and the recipient thereafter collects any of such amounts from others, the recipient will promptly repay such amounts collected to the Servicer, without interest.

     (e) The Servicer will pay, reimburse and indemnify the Indenture Trustee in accordance with Section 6.7 of the Indenture.

     (f) New South shall pay any and all taxes levied or assessed upon the Trust or upon all or any part of the Trust Property.

     SECTION 8.3. Merger or Consolidation of, or Assumption of the Obligations of the Servicer. The Servicer will not merge or consolidate with any other person, convey, transfer or lease substantially all its assets as an entirety to another Person, or permit any other Person to become the successor to the Servicer's business unless, after the merger, consolidation, conveyance, transfer, lease or succession, the successor or surviving entity will be capable of fulfilling the duties of the Servicer contained in this Agreement and, subject to Section 4.8 of the Insurance Agreement, will be acceptable to the Controlling Party, and, if an Insurer Default has occurred or is continuing, will be an Eligible Servicer. Any corporation (i) into which the Servicer may be merged or consolidated, (ii) resulting from any merger or consolidation to which the Servicer will be a party, (iii) which acquires by conveyance, transfer, or lease substantially all of the assets of the Servicer, or (iv) succeeding to the business of the Servicer, in any of the foregoing cases will execute an agreement of assumption to perform every obligation of the Servicer under this Agreement and, whether or not such assumption agreement is executed, will be the successor to the Servicer under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties to this Agreement, anything in this Agreement to the contrary notwithstanding; provided, however, that nothing contained herein will be deemed to release the Servicer from any obligation. The Servicer will provide notice of any merger, consolidation or succession pursuant to this Section 8.3 to the Owner Trustee, the Seller, the Indenture Trustee, the Noteholders, the Insurer and each Rating Agency. Notwithstanding the foregoing, the Servicer will not merge or consolidate with any other Person or permit any other Person to become a successor to the Servicer's business, unless (x) immediately after giving effect to such transaction, no representation or warranty made pursuant to Section 4.6 will have been breached (for purposes hereof, such representations and warranties will be true and correct as of the date of the consummation of such transaction) and no Servicer Default has occurred and is continuing other than in connection with a change in control as provided in the Insurance Agreement,
(y) the Servicer will have delivered to the Owner Trustee, the Indenture Trustee, the Rating Agencies and the Insurer an Officer's Certificate and an Opinion of Counsel each stating that such consolidation, merger or succession and such agreement of assumption comply with this Section 8.3 and that all conditions precedent, if any, provided for in this Agreement relating to such transaction have been complied with, and (z) the

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Servicer will have delivered to the Owner Trustee, the Indenture Trustee, the
Rating Agencies and the Insurer an Opinion of Counsel, stating in the opinion of such counsel, either (A) all financing statements and continuation statements and amendments thereto have been executed and filed that are necessary to preserve and protect the interest of the Trust in the Receivables and the Other Conveyed Property and reciting the details of the filings or (B) no such action will be necessary to preserve and protect such interest.

     SECTION 8.4. Limitation on Liability of Servicer and Others. Neither the Servicer nor any of the directors or officers or employees or agents of the Servicer will be liable to the Trust or the Noteholders, except as provided in this Agreement, for any action taken or for refraining from the taking of any action pursuant to this Agreement; provided, however, that this provision will not protect the Servicer or any such person against any liability that would otherwise be imposed by reason of a breach of this Agreement or its willful misfeasance, bad faith or negligence (excluding errors in judgment) in the performance of duties; provided further that this provision will not affect any liability of New South to indemnify the Indenture Trustee and the Owner Trustee for costs, taxes, expenses, claims, liabilities, losses or damages paid by the Indenture Trustee and the Owner Trustee, in their individual capacities pursuant to the Purchase Agreement. The Servicer, and any director, officer, employee or agent of the Servicer may rely in good faith on the written advice of counsel or on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising under this Agreement.

     SECTION 8.5. Delegation of Duties. The Servicer may not appoint, or delegate any of its servicing obligations to, any subservicer hereunder without the prior written consent of the Insurer (unless an Insurer Default has occurred and is continuing); provided that the Servicer may at any time perform through sub-contractors the specific duties of (i) repossession of Financed Vehicles,
(ii) tracking Financed Vehicles' Lien Certificates and (iii) pursuing the collection of deficiency balances or other amounts due on certain Liquidated Receivables, in each case, without the consent of the Insurer and may perform other specific collection and repossession duties through such sub-contractors in accordance with Servicer's customary servicing policies and procedures; provided, further, that no such delegation or sub-contracting of duties by the Servicer will relieve the Servicer of its responsibility with respect to such duties.

     SECTION 8.6. Servicer Not to Resign. Subject to Section 8.3, the Servicer may not resign from the obligations and duties imposed on it by this Agreement as Servicer except upon a determination that by reason of a change in legal requirements the performance of its duties under this Agreement would cause it to be in violation of such legal requirements in a manner which would have a material adverse effect on the Servicer, and the Insurer (so long as an Insurer Default has not occurred) does not elect, and the Majority Noteholders (if an Insurer Default has occurred and is continuing) do not elect to waive the obligations of the Servicer to perform the duties which render it legally unable to act or to delegate those duties to another Person. Any such determination permitting the resignation of the Servicer will be evidenced by an Opinion of Counsel to such effect delivered and acceptable to the Indenture Trustee, the Owner Trustee and the Insurer (unless an Insurer Default has occurred and is continuing). No resignation of the Servicer will become effective until, so long as no Insurer Default has occurred and is continuing, an entity acceptable to the Insurer has assumed the responsibilities and

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

obligations of the Servicer or, if an Insurer Default has occurred and is continuing, a successor Servicer that is an Eligible Servicer has assumed the responsibilities and obligations of the Servicer.

                                   ARTICLE IX

                                     Default

     SECTION 9.1. Servicer Default. For purposes of this Agreement, each of the following will constitute a "Servicer Default":

     (a) Any failure by the Servicer to deliver to the Indenture Trustee for distribution to Noteholders any proceeds or payment required to be so delivered under this Agreement that continues unremedied for a period of three Business Days after written notice is received by the Servicer from the Indenture Trustee or (unless an Insurer Default has occurred and is continuing) the Insurer or after discovery of such failure by an Authorized Officer of the Servicer;

     (b) Failure on the part of the Servicer duly to observe or perform any other covenants or agreements of the Servicer set forth in this Agreement or, if the Servicer is New South, failure of New South duly to perform any other covenants or agreements of New South set forth in the Purchase Agreement which failure (i) materially and adversely affects the rights of Noteholders (determined without regard to the availability of funds under the Note Policy), or of the Insurer (unless an Insurer Default has occurred and is continuing), and (ii) continues unremedied for a period of 60 days after either the Servicer's actual knowledge thereof or the date on which written notice of such failure, requiring the same to be remedied, has been given to the Servicer by the Indenture Trustee, the Issuer or the Insurer (or, if an Insurer Default has occurred and is continuing, by holders of Class A Notes evidencing not less than 25% of the aggregate outstanding principal amount of the Class A Notes);

     (c) An Insolvency Event has occurred with respect to the Servicer;

     (d) Any representation, warranty or statement of the Servicer made in this Agreement or any certificate, report or other writing delivered pursuant hereto will prove to be incorrect in any material respect as of the time when the same will have been made, and the incorrectness of such representation, warranty or statement has a material adverse effect on the Trust, the Insurer or the Noteholders' interests and, within 60 days after knowledge thereof by the Servicer or after written notice thereof will have been given to the Servicer by the Indenture Trustee or the Insurer (or, if an Insurer Default has occurred and is continuing, by holders of Class A Notes evidencing not less than 25% of the aggregate outstanding principal amount of the Class A Notes), the circumstances or conditions in respect of which such representation, warranty or statement was incorrect will not have been eliminated or otherwise cured; or

     (e) So long as no Insurer Default has occurred and is continuing, on any Determination Date on which the Pool Balance is greater than or equal to 25% of the Original Pool Balance, either, (i) the Rolling Average Delinquency Rate on any Determination Date exceeds 2.50% or (ii) the Rolling Average Net Loss Rate exceeds 5.85%.

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     (f) So long as no Insurer Default has occurred and is continuing, on any
Determination Date on which the Pool Balance is less than 25% of the Original Pool Balance, either (i) the Rolling Average Delinquency Rate exceeds 3.50% or
(ii) the Rolling Average Net Loss Rate exceeds 6.85%;

     (g) Any failure by the Servicer to deliver the Servicer's Certificate by the third Business Day following any Determination Date; or

     (h) A claim is made under the Note Policy to pay the outstanding principal amount of any Class of Class A Notes on the related Final Scheduled Payment Date for that Class of Class A Notes.

     SECTION 9.2. Consequences of a Servicer Default. If a Servicer Default has occurred and is continuing, the Insurer (or, if an Insurer Default has occurred and is continuing, either the Indenture Trustee (to the extent it has knowledge thereof) or the Majority Noteholders), by notice given in writing to the Servicer (and to the Indenture Trustee if given by the Insurer or the Noteholders) may terminate all of the rights and obligations of the Servicer under this Agreement; provided that if no Insurer Default has occurred and is continuing, neither the Indenture Trustee nor the Majority Noteholders may deliver such notice, and termination will be in the Insurer's sole and absolute discretion. On or after the receipt by the Servicer of such written notice or upon termination of the term of the Servicer, all authority, power, obligations and responsibilities of the Servicer under this Agreement, whether with respect to the Class A Notes, the Certificates, the Receivables or the Other Conveyed Property or otherwise, automatically will pass to, be vested in and become obligations and responsibilities of the Indenture Trustee or such successor Servicer as may be appointed under Section 9.3; provided, however, that the successor Servicer will have no liability with respect to any obligation which was required to be performed by the terminated Servicer prior to the date that the successor Servicer becomes the Servicer or any claim of a third party based on any alleged action or inaction of the terminated Servicer. The successor Servicer is authorized and empowered by this Agreement to execute and deliver, on behalf of the terminated Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement of the Receivables and the Other Conveyed Property and related documents to show the Trust as lienholder or secured party on the related Lien Certificates, or otherwise. The terminated Servicer agrees to cooperate with the successor Servicer in effecting the termination of the responsibilities and rights of the terminated Servicer under this Agreement, including the transfer to the successor Servicer for administration by it of all cash amounts that will at the time be held by the terminated Servicer for deposit, or have been deposited by the terminated Servicer, in the Collection Account or thereafter received with respect to the Receivables and the delivery to the successor Servicer of all Receivable Files, Monthly Records and Collection Records and a computer tape in readable form as of the most recent Business Day containing all information necessary to enable the successor Servicer to service the Receivables and the Other Conveyed Property. The terminated Servicer will grant the Indenture Trustee, the successor Servicer and the Controlling Party reasonable access to the terminated Servicer's premises at the terminated Servicer's expense.

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     SECTION 9.3. Appointment of Successor. Upon Servicer's receipt of notice of termination pursuant to Section 9.2, or upon the resignation of the Servicer pursuant to Section 8.6, the Insurer (or, if an Insurer Default has occurred and is continuing, the Indenture Trustee) shall appoint a successor Servicer, and the successor Servicer shall accept its appointment by a written assumption in form acceptable to the Indenture Trustee and the Insurer (so long as no Insurer Default has occurred and is continuing). In the event that a successor Servicer has not been appointed at the time when the predecessor Servicer has ceased to act as Servicer in accordance with Section 9.2, the Indenture Trustee without further action shall automatically be appointed the successor Servicer; provided that if the Indenture Trustee is legally unable or unwilling to act as Servicer, and an Insurer Default has occurred and is continuing or the Insurer has failed to appoint a successor Servicer, the Majority Noteholders or the Indenture Trustee may petition a court of competent jurisdiction to appoint any Eligible Servicer as the successor to the Servicer; and provided, further, that the Insurer may appoint a successor Servicer after the automatic appointment of the Indenture Trustee (so long as no Insurer Default has occurred and is continuing). Pending appointment pursuant to the preceding sentence, the Indenture Trustee will act as successor Servicer unless it is legally unable to do so, in which event the outgoing Servicer will continue to act as Servicer until a successor has been appointed and accepted such appointment. Upon appointment, the successor Servicer will be the successor in all respects to the Servicer in its capacity as servicer under this Agreement and the transactions set forth or provided for in this Agreement, and will be subject to all the rights, responsibilities, restrictions, duties, liabilities and termination provisions relating thereto placed on the Servicer by the terms and provisions of this Agreement except as otherwise stated herein. The Indenture Trustee and such successor will take such action, consistent with this Agreement, as will be necessary to effectuate any such succession. If a successor Servicer is acting as Servicer hereunder, it will be subject to termination under Section 9.2 upon the occurrence of any Servicer Default applicable to it as Servicer. Any successor Servicer will be entitled to such compensation (whether payable out of the Collection Account or otherwise) as the Servicer would have been entitled to under this Agreement if the Servicer had not resigned or been terminated hereunder. The Indenture Trustee will not be liable for any Servicing Fee, additional compensation or other amounts to be paid to such successor Servicer in connection with its assumption and performance of the servicing duties described herein.

     SECTION 9.4. Notification to Noteholders. Upon any termination of, or appointment of a successor to, the Servicer, the Indenture Trustee will give prompt written notice thereof to each Noteholder and to the Rating Agencies.

     SECTION 9.5. Waiver of Past Defaults. So long as no Insurer Default has occurred and is continuing, the Insurer (or, if an Insurer Default has occurred and is continuing, the Majority Noteholders) may, on behalf of all Noteholders, waive any default by the Servicer in the performance of its obligations hereunder and its consequences. Upon any such waiver of a past default, such default will cease to exist, and any Servicer Default arising therefrom will be deemed to have been remedied for every purpose of this Agreement. No such waiver will extend to any subsequent or other default or impair any right consequent thereto.

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                                    ARTICLE X

                                   Termination

     SECTION 10.1. Optional Purchase of All Receivables.

     (a) On any Payment Date as of which the Pool Balance will be less than or equal to 10% of the Original Pool Balance, the Servicer will have the option to purchase the Owner Trust Estate, other than the Trust Accounts (with the consent of the Insurer if such purchase would result in a claim on the Note Policy or would result in any amount owing to the Insurer under the Insurance Agreement remaining unpaid); provided, however, that the amount to be paid for such purchase (as set forth in the following sentence) will be sufficient to pay the full amount of principal and interest then due and payable on the Class A Notes. To exercise such option, the Servicer will deposit pursuant to Section 5.6 in the Collection Account an amount equal to the aggregate Purchase Amount for the Receivables (including Liquidated Receivables), plus the appraised value of any other property held by the Trust, such value to be determined by an appraiser mutually agreed upon by the Servicer, the Insurer and the Indenture Trustee, and will succeed to all interests in and to the Trust.

     (b) Notice of any termination of the Trust will be given by the Servicer to the Owner Trustee, the Indenture Trustee, the Insurer and the Rating Agencies as soon as practicable after the Servicer has received notice thereof.

     (c) Following the satisfaction and discharge of the Indenture and the payment in full of the principal of and interest on the Class A Notes, the Certificateholders will succeed to the rights of the Noteholders hereunder and the Trust will succeed to the rights of, and assume the obligations of, the Indenture Trustee pursuant to this Agreement.

                                   ARTICLE XI

                      Administrative Duties of the Servicer

     SECTION 11.1. Administrative Duties.

     (a) Duties with Respect to the Basic Documents. The Servicer will perform all its duties and the duties of the Issuer under the Basic Documents. In addition, the Servicer will consult with the Owner Trustee as the Servicer deems appropriate regarding the duties of the Issuer under the Basic Documents. The Servicer will monitor the performance of the Issuer and will advise the Owner Trustee when action is necessary to comply with the Issuer's duties under the Basic Documents. The Servicer will prepare for execution by the Issuer or will cause the preparation by other appropriate Persons of all such documents, reports, filings, instruments, certificates and opinions as it will be the duty of the Issuer to prepare, file or deliver pursuant to the Basic Documents. In furtherance of the foregoing, the Servicer will take all necessary action that is the duty of the Issuer to take pursuant to the Indenture, including pursuant to Sections 2.7, 3.5, 3.6, 3.7, 3.9, 3.10, 3.17, 5.1, 5.4, 7.3, 8.3, 9.2, 9.3,
11.1 and 11.15 of the Indenture.

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     (b)  Duties with Respect to the Issuer.

          (i) In addition to the duties of the Servicer set forth in this Agreement or any of the Basic Documents, the Servicer will perform such calculations and will prepare for execution by the Issuer or the Owner Trustee or will cause the preparation by other appropriate Persons of all such documents, reports, filings, instruments, certificates and opinions as it will be the duty of the Issuer or the Owner Trustee to prepare, file or deliver pursuant to this Agreement or any of the Basic Documents or under state and federal tax and securities laws, and at the request of the Owner Trustee will take all appropriate action that it is the duty of the Issuer to take pursuant to this Agreement or any of the Basic Documents. In accordance with the directions of the Issuer or the Owner Trustee, the Servicer will administer, perform or supervise the performance of such other activities in connection with the Collateral (including the Basic Documents) as are not covered by any of the foregoing provisions and as are expressly requested by the Issuer or the Owner Trustee and are reasonably within the capability of the Servicer.

          (ii) Notwithstanding anything in this Agreement or any of the Basic Documents to the contrary, the Servicer will be responsible for promptly notifying the Owner Trustee and the Indenture Trustee in the event that any withholding tax is imposed on the Issuer's payments (or allocations of income) to an Owner (as defined in the Trust Agreement) as contemplated this Agreement. Any such notice will be in writing and specify the amount of any withholding tax required to be withheld by the Owner Trustee or the Indenture Trustee pursuant to such provision.

          (iii) Notwithstanding anything in this Agreement or the Basic Documents to the contrary, the Servicer will be responsible for performance of the duties of the Issuer and the Owner Trustee set forth in Section 2.14 and 2.15 of the Trust Agreement with respect to, among other things, accounting and reports to Owners (as defined in the Trust Agreement); provided, however, that once prepared by the Servicer, the Owner Trustee will retain responsibility for the distribution of the Schedule K-1s upon request of the Certificateholder in order to enable the Certificateholder to prepare its federal and state income tax returns.

          (iv) The Servicer will perform the duties of the Servicer specified in Section 9.2 of the Trust Agreement required to be performed in connection with the resignation or removal of the Owner Trustee, and any other duties expressly required to be performed by the Servicer under this Agreement or any of the Basic Documents.

          (v) In carrying out the foregoing duties or any of its other obligations under this Agreement, the Servicer may enter into transactions with or otherwise deal with any of its Affiliates; provided, however, that the terms of any such transactions or dealings will be in accordance with any directions received from the Issuer and will be, in the Servicer's opinion, no less favorable to the Issuer in any material respect.

     (c) Tax Matters. The Servicer will prepare and file, on behalf of the Trust, all tax returns, tax elections, financial statements and such annual or other reports attributable to the activities engaged in by the Issuer as are necessary for preparation of tax reports, including forms

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1099. All tax returns will be signed by the Servicer unless applicable law requires a Certificateholder to sign such documents.

     (d) Non-Ministerial Matters. With respect to matters that in the reasonable judgment of the Servicer are non-ministerial, the Servicer will not take any action pursuant to this Article XI unless within a reasonable time before the taking of such action, the Servicer will have notified the Owner Trustee and the Indenture Trustee of the proposed action and the Owner Trustee and, with respect to items (A), (B), (C) and (D) below, the Indenture Trustee and, so long as no Insurer Default has occurred and is continuing, the Insurer will not have withheld consent or provided an alternative direction. For the purpose of the preceding sentence, "non-ministerial matters" include:

          (A) the amendment of or any supplement to the Indenture;

          (B) the initiation of any claim or lawsuit by the Issuer and the compromise of any action, claim or lawsuit brought by or against the Issuer (other than in connection with the collection of the Receivables);

          (C) the amendment, change or modification of this Agreement or any of the Basic Documents;

          (D) the appointment of successor Note Registrars, successor Paying Agents and successor Indenture Trustees pursuant to the Indenture or the appointment of Successor Servicers or the consent to the assignment by the Note Registrar, Paying Agent or Indenture Trustee of its obligations under the Indenture; and

          (E) the removal of the Indenture Trustee.

     (e) Exceptions. Except as expressly set forth herein, the Servicer, in its capacity hereunder, will not be obligated to, and will not, (1) make any payments to the Noteholders or Certificateholders under the Basic Documents, (2) sell the Trust Estate pursuant to Section 5.5 of the Indenture, (3) take any other action that the Issuer directs the Servicer not to take on its behalf or
(4) in connection with its duties hereunder assume any indemnification obligation of any other Person.

     (f) Successor Servicer. Any successor Servicer will not be responsible for any obligations or duties of the Servicer under this Section 11.1.

     SECTION 11.2. Records. The Servicer will maintain appropriate books of account and records relating to services performed under this Agreement, which books of account and records will be accessible for inspection by the Issuer at any time during normal business hours upon reasonable prior notice.

     SECTION 11.3. Additional Information to be Furnished to the Issuer. The Servicer will furnish to the Issuer and, so long as no Insurer Default has occurred and is continuing, the Insurer, from time to time such additional information regarding the Collateral as the Issuer and, so long as no Insurer Default has occurred and is continuing, the Insurer, will reasonably request.

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                                   ARTICLE XII

                            Miscellaneous Provisions

     SECTION 12.1. Amendment. (a) Except as described in Section 12.1(b) with respect to any amendment requiring the consent of each Holder of any Outstanding Note affected thereby, so long as no Insurer Default has occurred and is continuing, this Agreement may be amended from time to time by the parties hereto with the consent of the Insurer (which consent will not be unreasonably withheld), but without the consent of any of the Noteholders. If an Insurer Default has occurred and is continuing, this Agreement may be amended from time to time by the parties hereto, with the consent of the Insurer (which consent will not be unreasonably withheld), but without the consent of any of the Noteholders; provided that the Indenture Trustee has received an officer's certificate of the Servicer stating that, in the reasonable belief of the certifying officer, such action will not materially adversely affect the interests of the Noteholders.

     (b) If an Insurer Default has occurred and is continuing, the parties hereto, with the consent of the Insurer and the Majority Noteholders, may also amend this Agreement in order to add, change or eliminate any other provisions with respect to matters or questions arising under this Agreement or affecting the rights of the Noteholders; provided, that no such amendment may, without the consent of the Insurer and the Holder of each Outstanding Note affected thereby:

          (i) change the Final Scheduled Payment Date for any Class of the Class A Notes or the due date for any installment of interest on any Class A Note, or reduce the principal amount thereof, the interest rate thereon or the Redemption Price with respect thereto, or change any place of payment where, or the coin or currency in which, any Note or the interest thereon is payable;

          (ii) reduce the percentage of the Outstanding Amount of the Class A Notes, the consent of the Holders of which is required for any such amendment or for any waiver of compliance with certain provisions of this Agreement or certain defaults hereunder and their consequences as provided for in this Agreement;

          (iii) modify or alter the provisions of this Agreement regarding the voting of Class A Notes held by the Trust, any obligor on the Notes, New South or any affiliate of the foregoing;

          (iv) permit the creation of any lien ranking prior to or on a parity with the lien of the Indenture with respect to any part of the Trust Estate or, except as otherwise permitted or contemplated herein or in any of the Basic Documents, terminate the lien of the Indenture on any property at any time subject thereto or deprive the Holder of any Note of the security provided by the lien of the Indenture; or

          (v) reduce the percentage of the Outstanding Amount of the Class A Notes required to direct the Indenture Trustee to sell or liquidate the Trust Property.

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     The Indenture Trustee may determine whether or not any Class A Notes would be affected by any amendment and such determination will be conclusive upon the Holders of all Class A Notes, whether theretofore or thereafter authenticated and delivered hereunder. The Indenture Trustee will not be liable for any such determination made in good faith.

     (c) Promptly after the execution of any such amendment or consent, the Indenture Trustee will furnish written notification of the substance of such amendment or consent to each Noteholder and the Rating Agencies.

     (d) It will not be necessary for the consent of Noteholders pursuant to this Section 12.1 to approve the particular form of any proposed amendment or consent, but it will be sufficient if such consent will approve the substance thereof. The manner of obtaining such consents (and any other consents of Noteholders provided for in this Agreement) and of evidencing the authorization of any action by Noteholders will be subject to such reasonable requirements as the Indenture Trustee or the Owner Trustee, as applicable, may prescribe.

     (e) Prior to the execution of any amendment to this Agreement, the Owner Trustee, the Indenture Trustee and the Insurer will be entitled to receive and conclusively rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement and the Opinion of Counsel referred to in Section 12.2(h)(1) has been delivered. The Owner Trustee and the Indenture Trustee may, but will not be obligated to, enter into any such amendment which affects the Issuer's, the Owner Trustee's or the Indenture Trustee's, as applicable, own rights, duties or immunities under this Agreement or otherwise.

     (f) Notwithstanding the foregoing, unless any amendment would require the consent of each Holder of any Outstanding Class A Note affected thereby, this Agreement may be amended by the Seller and the Servicer, with the consent of the Insurer, but without the consent of any of the Noteholders or any other Person to add, modify or eliminate such provisions as may be necessary or advisable in order to enable (a) the Seller, the Servicer or any of their Affiliates to otherwise comply with or obtain more favorable treatment under any law or regulation or any accounting rule or principle; it being a condition to any such amendment that the Rating Agency Condition shall have been met ."Rating Agency Condition" means, with respect to any event, either (a) written confirmation by such Rating Agency that the occurrence of such event will not cause it to downgrade its rating assigned to the Class A Notes or the shadow rating assigned to the Class A Notes without the benefit of the Insurance Policy or (b) that such Rating Agency shall have been given notice of such event at least ten (10) days prior to such event (or, if ten (10) days advance notice is impracticable, as much advance notice as is practicable) and such Rating Agency shall not have issued any written notice that the occurrence of such event will cause it to downgrade its rating assigned to the Class A Notes or the shadow rating assigned to the Class A Notes without the benefit of the Insurance Policy.

     SECTION 12.2. Protection of Title to Trust.

     (a) New South will cause to be executed and filed such financing statements and continuation statements, all in such manner and in such places as may be required by law fully to preserve, maintain and protect the interest of the Issuer and the interests of the Indenture Trustee in the Receivables and in the proceeds thereof. New South will deliver (or cause to be delivered)

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to the Insurer, the Owner Trustee and the Indenture Trustee file-stamped copies of, or filing receipts for, any document filed as provided above, as soon as available following such filing.

     (b) Neither the Seller nor the Servicer will change its name, identity, corporate structure or jurisdiction of formation or take any action that would, could or might make any financing statement or continuation statement filed in accordance with Section 12.2(a) ineffective to continue the first priority perfected security interest in that portion of the Trust Property in which a security interest may be perfected by filing under the applicable Uniform Commercial Code. If any refiling is required, the Seller or Servicer, as the case may be, will promptly give notice and file new financing statements or amendments thereto or continuation statements thereof. Promptly upon such filing, the Seller or the Servicer, as the case may be, will deliver an Opinion of Counsel in form and substance reasonably satisfactory to the Insurer, stating either (A) all financing statements and continuation statements have been executed and filed that are necessary fully to preserve and protect the interest of the Trust and the Indenture Trustee in the Receivables, and reciting the details of such filings or referring to prior Opinions of Counsel in which such details are given, or (B) no such action will be necessary to preserve and protect such interest.

     (c) The Servicer will at all times maintain each office from which it will service Receivables, and its principal executive office, within the United States of America.

     (d) The Servicer will maintain accounts and records as to each Receivable accurately and in sufficient detail to permit (i) the reader thereof to know at any time the status of such Receivable, including payments and recoveries made and payments owing (and the nature of each) and (ii) reconciliation between payments or recoveries on (or with respect to) each Receivable and the amounts from time to time deposited in the Collection Account in respect of such Receivable.

     (e) The Servicer will maintain its computer systems so that, from and after the time of sale under this Agreement of the Receivables to the Issuer, the Servicer's master computer records (including any backup archives) that refer to a Receivable will indicate clearly the interest of the Trust in such Receivable and that such Receivable is owned by the Trust. Indication of the Trust's interest in a Receivable will be deleted from or modified on the Servicer's computer systems when, and only when, the related Receivable will have been paid in full or repurchased.

     (f) If at any time the Servicer proposes to sell, grant a security interest in or otherwise transfer any interest in motor vehicle receivables to any prospective purchaser, lender or other transferee, the Servicer will give to such prospective purchaser, lender or other transferee computer tapes, records or printouts (including any restored from backup archives) that, if they refer in any manner whatsoever to any Receivable, indicate clearly that such Receivable has been sold and is owned by the Trust.

     (g) Upon request, the Servicer will furnish to the Insurer, the Owner Trustee or to the Indenture Trustee, within five Business Days, a list of all Receivables (by contract number and name of Obligor) then held as part of the Trust, together with a reconciliation of such list to the

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Schedule of Receivables and to each of the Servicer's Certificates furnished before such request indicating removal of Receivables from the Trust.

     (h) The Servicer will deliver to the Insurer, the Owner Trustee and the Indenture Trustee:

               (1) promptly after the execution and delivery of the Agreement and, if required pursuant to Section 12.1, of each amendment, an Opinion of Counsel stating that, in the opinion of such counsel, in form and substance reasonably satisfactory to the Insurer, either (A) all financing statements and continuation statements have been executed and filed that are necessary fully to preserve and protect the interest of the Trust and the Indenture Trustee in the Receivables, and reciting the details of such filings or referring to prior Opinions of Counsel in which such details are given, or (B) no such action will be necessary to preserve and protect such interest; and

               (2) within 90 days after the beginning of each calendar year beginning with the first calendar year beginning more than three months after the Initial Cutoff Date, an Opinion of Counsel, dated as of a date during such 90-day period, stating that, in the opinion of such counsel, either (A) all financing statements and continuation statements have been executed and filed that are necessary fully to preserve and protect the interest of the Trust and the Indenture Trustee in the Receivables, and reciting the details of such filings or referring to prior Opinions of Counsel in which such details are given, or (B) no such action will be necessary to preserve and protect such interest.

     Each Opinion of Counsel referred to in clause (1) or (2) above will specify any action necessary (as of the date of such opinion) to be taken in the following year to preserve and protect such interest.

     SECTION 12.3. Notices. All demands, notices and communications hereunder will be in writing and will be deemed to have been duly given to the addressee if mailed, by first-class registered mail, postage prepaid service, confirmed facsimile transmission, or a nationally recognized express courier, as follows:

          If to the Seller:                  Bond Securitization, L.LC.
                                             1 Bank One Plaza
                                             Chicago, Illinois 60670
                                             Attention: James R. Pomposelli
                                             Facsimile: (312) 732-4487

          If to the Servicer:                New South Federal Savings Bank
                                             1900 Crestwood Boulevard
                                             Birmingham, Alabama 35210
                                             Attention: Mike Anderson
                                             Facsimile: (205) 951-4085

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          If to the Issuer or Owner Trustee:     Wilmington Trust Company
                                                 Rodney Square North
                                                 1100 N. Market Street
                                                 Wilmington, Delaware 19890
                                                 Attention: Jim Lawler
                                                 Facsimile: (302) 636-4148

          If to the Indenture Trustee:           JPMorgan Chase Bank
                                                 4 New York Plaza, 6th Floor
                                                 New York, New York 10004
                                                 Attention: Institutional Trust
                                                   Services Group
                                                 Facsimile: (212) 623-5932

          If to the Insurer:                     Ambac Assurance Corporation
                                                 One State Street Plaza
                                                 19th Floor
                                                 New York, New York 10004
                                                 Attention: Structured Finance
                                                 Department ABS
                                                 Facsimile: (212) 668-0340
                                                 with a copy to: Michael Babick,
                                                                 Vice President
                                                 Facsimile: (212) 208-3407

In each case in which notice or other communication to the Insurer refers to a Servicer Default, a claim on the Note Policy, or with respect to which failure on the part of the Insurer to respond will be deemed to constitute consent or acceptance, then a copy of such notice or other communication should also be sent to the attention of the General Counsel and will be marked to indicate "URGENT MATERIAL ENCLOSED."

          If to Moody's:                         Moody's Investors Service, Inc.
                                                 ABS Monitoring Department
                                                 99 Church Street
                                                 New York, New York 10007

          If to Standard & Poor's:               Standard & Poor's Ratings Group
                                                 55 Water Street
                                                 New York, New York 10041
                                                 Attention: Asset Backed
                                                            Surveillance
                                                            Department

Any such demand, notice or communication hereunder will be deemed to have been received on the date delivered to or received at the premises of the addressee as evidenced by the date noted on the return receipt.

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     Subject to Section 5.9(b) hereof, any notice required or permitted to be mailed to a Noteholder will be given by first class mail, postage prepaid, at the address of such Holder as shown in the Note Register. Any notice so mailed within the time prescribed in the Agreement will be conclusively presumed to have been duly given, whether or not the Noteholder receives such notice.

     SECTION 12.4. Assignment. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns. Notwithstanding anything to the contrary contained herein, except as provided in Sections 7.4 and 8.3 and as provided in the provisions of this Agreement concerning the resignation of the Servicer, this Agreement may not be assigned by the Seller or the Servicer without the prior written consent of the Trust, the Indenture Trustee and the Insurer (or if an Insurer Default has occurred and is continuing the Holders of Class A Notes evidencing not less than 66-2/3% of the principal amount of the Outstanding Class A Notes).

     SECTION 12.5. Limitations on Rights of Others. The provisions of this Agreement are solely for the benefit of the parties hereto, the Indenture Trustee, the Owner Trustee and the Noteholders, as third-party beneficiaries. The Insurer and its successors and assigns will be a third-party beneficiary to the provisions of this Agreement, and will be entitled to rely upon and directly enforce such provisions of this Agreement so long as no Insurer Default has occurred and is continuing. Except as expressly stated otherwise herein, any right of the Insurer to direct, appoint, consent to, approve of, or take any action under this Agreement, will be a right exercised by the Insurer in its sole and absolute discretion. The Insurer may disclaim any of its rights and powers under this Agreement (but not its duties and obligations under the Note Policy) upon delivery of a written notice to the Owner Trustee. Except as provided in this Agreement, no other Person will have any legal or equitable right, remedy or claim in the Owner Trust Estate or under or in respect of this Agreement or any covenants, conditions or provisions contained herein.

     SECTION 12.6. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction will, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction will not invalidate or render unenforceable such provision in any other jurisdiction.

     SECTION 12.7. Separate Counterparts. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered will be an original, but all such counterparts will together constitute but one and the same instrument.

     SECTION 12.8. Headings. The headings of the various Articles and Sections herein are for convenience of reference only and will not define or limit any of the terms or provisions hereof.

     SECTION 12.9. Governing Law. THIS AGREEMENT WILL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS,

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RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER WILL BE DETERMINED IN ACCORDANCE
WITH SUCH LAWS.

     SECTION 12.10. Assignment to Indenture Trustee. The Seller hereby acknowledges and consents to any mortgage, pledge, assignment and grant of a security interest by the Issuer to the Indenture Trustee pursuant to the Indenture for the benefit of the Noteholders of all right, title and interest of the Issuer in, to and under the Receivables and/or the assignment of any or all of the Issuer's rights and obligations hereunder to the Indenture Trustee.

     SECTION 12.11. Nonpetition Covenants.

     (a) Notwithstanding any termination of this Agreement, the Servicer, the Indenture Trustee and the Seller will not, prior to the date that is one year and one day after the termination of this Agreement, acquiesce, petition or otherwise invoke or cause the Issuer to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Issuer under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Issuer or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Issuer.

     (b) Notwithstanding any termination of this Agreement, the Servicer, the Issuer, the Custodian and the Indenture Trustee will not acquiesce to, petition or otherwise invoke or cause the Seller to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Seller under any federal or state bankruptcy, insolvency or similar law, appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator, or other similar official of the Seller or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Seller.

     SECTION 12.12. Limitation of Liability of Owner Trustee and Indenture Trustee.

     (a) Notwithstanding anything contained herein to the contrary, this Agreement has been executed by Wilmington Trust Company not in its individual capacity but solely in its capacity as Owner Trustee of the Issuer and in no event will Wilmington Trust Company in its individual capacity or, except as expressly provided in the Trust Agreement, as Owner Trustee have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse will be had solely to the assets of the Issuer. For all purposes of this Agreement, in the performance of its duties or obligations hereunder or in the performance of any duties or obligations of the Issuer hereunder, the Owner Trustee will be subject to, and entitled to the benefits of, the terms and provisions of Articles V, VI and VII of the Trust Agreement.

     (b) Notwithstanding anything contained herein to the contrary, this Agreement has been executed and delivered by JPMorgan Chase Bank, not in its individual capacity but solely as Indenture Trustee and in no event will JPMorgan Chase Bank have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder or

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

in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse will be had solely to the assets of the Issuer.

     (c) In no event will JPMorgan Chase Bank, in any of its capacities hereunder, be deemed to have assumed any duties of the Owner Trustee under common law or the Trust Agreement.

     SECTION 12.13. Independence of the Servicer. For all purposes of this Agreement, the Servicer will be an independent contractor and will not be subject to the supervision of the Issuer, the Indenture Trustee or the Owner Trustee with respect to the manner in which it accomplishes the performance of its obligations hereunder. Unless expressly authorized by this Agreement, the Servicer will have no authority to act for or represent the Issuer or the Owner Trustee in any way and will not otherwise be deemed an agent of the Issuer or the Owner Trustee.

     SECTION 12.14. No Joint Venture. Nothing contained in this Agreement (i) will constitute the Servicer and either of the Issuer or the Owner Trustee as members of any partnership, joint venture, association, syndicate, unincorporated business or other separate entity, (ii) will be construed to impose any liability as such on any of them or (iii) will be deemed to confer on any of them any express, implied or apparent authority to incur any obligation or liability on behalf of the others.

                           [Signature page to follow]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective duly authorized officers as of the day and the year first above written.

                                   NEW SOUTH MOTOR VEHICLE TRUST 2002-A

                                   By: Wilmington Trust Company, not in its
                                   individual capacity but solely as
                                   Owner Trustee of the Trust.


                                   By: /s/ James P. Lawler
                                      ---------------------------------------
                                      Name: James P. Lawler
                                      Title: Vice President



                                   BOND SECURITIZATION, L.L.C., as Seller,


                                   By: /s/ James R. Pomposelli
                                      ---------------------------------------
                                      Name: James R. Pomposelli
                                      Title: Managing Director



                                   NEW SOUTH FEDERAL SAVINGS BANK, as
                                   Servicer and Custodian,


                                   By: /s/ Roger D. Murphree
                                      ---------------------------------------
                                      Name: Roger D. Murphree
                                      Title: Executive Vice President



                                   JPMORGAN CHASE BANK,
                                   not in its individual capacity but solely as Indenture Trustee


                                   By: /s/ Connie Cho
                                      ---------------------------------------
                                      Name: Connie Cho
                                      Title: Trust Officer

                                            Signature Page to Sale and Servicing
                                                                       Agreement

                                                                      SCHEDULE A

                             SCHEDULE OF RECEIVABLES

                   [See Schedule A to the Purchase Agreement]

                                     SCH-A-1

                                                                      SCHEDULE B

              PERFECTION REPRESENTATIONS, WARRANTIES AND COVENANTS

     In addition to the representations, warranties and covenants contained in the Sale and Servicing Agreement, the Servicer hereby represents, warrants, and covenants to the Seller and the Owner Trustee as to itself as follows on the Closing Date:

     1. The Sale and Servicing Agreement creates a valid and continuing security interest (as defined in UCC Section 9-102) in the Receivables in favor of the Owner Trustee, which security interest is prior to all other Liens, and is enforceable as such as against creditors of and purchasers from the Seller.

     2. The Receivables constitute "tangible chattel paper" within the meaning of UCC Section 9-102.

     3. New South has taken all steps necessary to perfect its security interest against the Obligor in the property securing the Receivables that constitute chattel paper.

     4. The Seller owns and has good and marketable title to the Receivables free and clear of any Lien, claim or encumbrance of any Person, excepting only Liens for taxes, assessments or similar governmental charges or levies incurred in the ordinary course of business that are not yet due and payable or as to which any applicable grace period shall not have expired, or that are being contested in good faith by proper proceedings and for which adequate reserves have been established, but only so long as foreclosure with respect to such a Lien is not imminent and the use and value of the property to which the Lien attaches is not impaired during the pendency of such proceeding.

     5. The Servicer has caused or will have caused, within ten days after the effective date of the Indenture, the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under applicable law in order to perfect the sale of the Receivables from New South to the Seller, the transfer and sale of the Receivables from the Seller to the Issuer, and the security interest in the Receivables granted to the Indenture Trustee under the Indenture.

     6. With respect to Receivables that constitute tangible chattel paper, such tangible chattel paper is in the possession of the Custodian and the Indenture Trustee has received a written acknowledgment from the Custodian that the Custodian is holding such tangible chattel paper solely on behalf and for the benefit of the Indenture Trustee.

     7. The Servicer has not authorized the filing of, or is aware of any financing statements against any of the Originator, the Seller or the Servicer that include a description of collateral covering the Receivables, the Trust Property and proceeds related thereto other than any financing statement (i) relating to the sale of Receivables by New South to the Seller under the Purchase Agreement, (ii) relating to the sale of Receivables by the Seller to the Issuer under the Sale and Servicing Agreement, (iii) relating to the security interest granted to the Indenture Trustee hereunder, or (iv) that has been terminated.

                                    SCH-B-1

     8. The Servicer is not aware of any judgment, ERISA or tax Lien filings against New South, the Seller or the Servicer.

     9. None of the tangible chattel paper that constitute or evidence the Receivables has any marks or notations indicating that they have been pledged, assigned or otherwise conveyed to any Person other than the Indenture Trustee.

     10. Survival of Perfection Representations. Notwithstanding any other provision of the Purchase Agreement, the Sale and Servicing Agreement, the Indenture or any other Basic Document, the Perfection Representations contained in this Schedule shall be continuing, and remain in full force and effect (notwithstanding any replacement of the Servicer or termination of Servicer's rights to act as such) until such time as all obligations under the Purchase Agreement, Sale and Servicing Agreement and the Indenture have been finally and fully paid and performed.

     11. No Waiver. The parties hereto: (i) shall not, without obtaining a confirmation of the then-current rating of the Notes, waive any of the Perfection Representations; (ii) shall provide the Ratings Agencies with prompt written notice of any breach of the Perfection Representations, and shall not, without obtaining a confirmation of the then-current rating of the Notes (as determined after any adjustment or withdrawal of the ratings following notice of such breach) waive a breach of any of the Perfection Representations.

                                    SCH-B-2

                                                                       EXHIBIT A

                         FORM OF SERVICER'S CERTIFICATE

[New South Federal Savings Bank Logo]

                      New South Motor Vehicle Trust 2002-A
                       Class A-1 1.44% Asset Backed Notes
                       Class A-2 1.94% Asset Backed Notes
                       Class A-3 3.03% Asset Backed Notes
                             Servicer's Certificate

This Servicer's Certificate has been prepared pursuant to Section 4.9 of the Sale and Servicing Agreement among New South Motor Vehicle Trust 2002-A, as Issuer, New South Federal Savings Bank, as Servicer and Custodian, Bond Securitization, L.L.C., as Seller, and JPMorgan Chase Bank, as the Indentrue Trustee, dated as of November 26, 2002. Defined terms have the meanings assigned to them in the Sale and Servicing Agreement or, if not defined, in the Sale and Servicing Agreement, in the Indenture

The undersigned hereby certifies that to the knowledge of the Servicer, no Servicer Default has occurred.

Monthly Period Beginning:                   -/-/2002
Monthly Period Ending:                      -/-/2002
Prev. Payment/Close Date:                   -/-/2002
Payment Date:                               -/-/2002
Days in Collection Period:                        30

                                                                   Original
Purchases                 Units  Cut-off Date   Closing Date     Pool Balance
-------------------------------------------------------------------------------
Initial Purchase          11,201  10/31/2002     11/26/2002    $125,991,299.79
Subsequent Purchase

                          -----------------------------------------------------
Total                     11,201                               $125,991,299.79
-------------------------------------------------------------------------------

I.     MONTHLY PERIOD RECEIVABLES PRINCIPAL BALANCE CALCULATION

 {1} Beginning of period Aggregate Principal Balance                                                           {1}             $0.00
                                                                                                                                ----
 {2} Purchase of Subsequent Receivables                                                                        {2}             $0.00
                                                                                                                                ----

     Monthly Collections

      {3}  Collections on Receivables outstanding at end of period          {3}  $0.00
                                                                                 -----
      {4}  Collections on Receivables paid off during period                {4}  $0.00
                                                                                 -----
      {5}  Receivables becoming Liquidated Receivables during period        {5}  $0.00
                                                                                 -----
      {6}  Receivables becoming Purchased Receivables during period         {6}  $0.00
                                                                                 -----
      {7}  Other Receivables adjustments                                    {7}  $0.00
                                                                                 -----
      {8}  Less amounts allocable to Interest                               {8}  $0.00
                                                                                 -----
      {9}  Less Supplemental Servicing Fees taken out of liquidations       {9}  $0.00
                                                                                 -----
     {10}  Total Monthly Principal Amounts                                                                   {10}              $0.00
                                                                                                                               -----
(11) End of period Aggregate Principal Balance                                                               {11}              $0.00
                                                                                                                                ====
(12) Pool Factor ( {11} / Original Pool Balance)                                                             {12}       100.0000000%
                                                                                                                     ===============

II.    MONTHLY PERIOD NOTE BALANCE CALCULATION:

                                                      Class A-1            Class A-2          Class A-3                   TOTAL
------------------------------------------------------------------------------------------------------------------------------------
{13} Original Note Balance               {13}       $35,000,000.00       $45,400,000.00     $56,951,213.00           $137,351,213.00
------------------------------------------------------------------------------------------------------------------------------------

{14} Beginning of period Note Balance    {14}       $35,000,000.00       $45,400,000.00     $56,951,213.00           $137,351,213.00
                                             ---------------------------------------------------------------------------------------

{15} Noteholders' Principal
      Distributable Amount               {15}                $0.00                $0.00              $0.00                     $0.00
                                             ---------------------------------------------------------------------------------------

{16} End of period Note Balance          {16}       $35,000,000.00       $45,400,000.00     $56,951,213.00           $137,351,213.00
                                             =======================================================================================

{17} Note Pool Factors ({16}/{13})       {17}         100.0000000%         100.0000000%       100.0000000%              100.0000000%
                                             =======================================================================================

  Receivables with Scheduled Payment delinquent more than $10.                           Units          Dollars        Percentage
                                                                                        -----------------------------------------
   {18} 31-59 days                                                                  {18}     0             0.00             0.00%
   {19} 60-90 days                                                                  {19}     0             0.00             0.00%
   {20} over 90 days                                                                {20}     0             0.00             0.00%
                                                                                        -----------------------------------------
   {21} Receivables with Scheduled Payment delinquent more than 30 days at
         end of period                                                              {21}     0             0.00             0.00%
                                                                                        -----------------------------------------

   {22} Repossessions                                                               {22}     0             0.00        0.0000000%

  Delinquency Rate (Loans delinquent more than $10)
   {23} Receivables with Scheduled Payment delinquent 60 days or more at end
         of period ({19}+{20})                                                                     {23}             $0.00
                                                                                                       ------------------
   {24} End of period Aggregate Principal Balance ({11})                                           {24}             $0.00
                                                                                                       ------------------
   {25} Current Delinquency Rate ({23}/{24})                                                       {25}                        0.00%
                                                                                                                         -----------
   {26} Prior Monthly Period Delinquency Rate                                                      {26}                        0.00%
                                                                                                                         -----------
   {27} Second prior Monthly Period Delinquency Rate                                               {27}                        0.00%
                                                                                                                         -----------

   {28} Rolling Average Delinquency Rate ({25}+{26}+{27})/3)                                       {28}                        0.00%
                                                                                                                         -----------

  Net Loss Rate
   {29} Net Liquidation Losses in Current Period                               {29}                  $0
                                                                                   --------------------
   {30} Cumulative Net Liquidation Losses from Prior Collection Period         {30}               $0.00
                                                                                   --------------------
   {31} Cumulative Net Liquidation Losses ({29}+{30}/Original Pool Balance     {31}               $0.00       0.000%
                                                                                   --------------------
   {32} Beginning of Period Aggregate Principal Balance {1}                    {32}               $0.00
                                                                                   --------------------
   {33} Annualized Net Loss Rate for this collection period ({29}/{32})        {33}               0.00%
   {34} Annualized Net Loss Rate for first prior collection period             {34}               0.00%
                                                                                   --------------------
   {35} Annualized Net loss Rate for second prior collection period            {35}               0.00%
                                                                                   --------------------
   {36} Rolling Average Net Loss Rate ({33}+{34}+{35}/3)                       {36}               0.00%
                                                                                   --------------------

  Servicer Default Compliance Tests
   {37} Current Pool Factor                             100.00000%
   {38} If Pool Factor is Greater than or Equal to 25%:
        (i) 3 Mos Rolling Average Delinquency Rate GT 2.50%?       NO
       (ii) 3 Mos Rolling Average Net Loss Rate GT 5.85%?          NO

   {39} If Pool Factor is Less than 25%:
        (i) 3 Mos Rolling Average Delinquency Rate GT 3.50%?       NO
       (ii) 3 Mos Rolling Average Net Loss rate GT 6.85%?          NO

III.   RECONCILIATION OF PRE-FUNDING ACCOUNT:

{40}  Beginning of period Pre-Funding Account balance                                                    {40}         $10,000,000.00
                                                                                                                      --------------
{41}  Purchase of Subsequent Receivables                                                                 {41}  $0.00
                                                                                                               -----
{42}  Investment Earnings                                                                                {42}  $0.00
                                                                                                               -----
{43}  Investment Earnings Transfer to Collections Account                                                {43}  $0.00
                                                                                                               -----
{44}  Total Net Month Activity                                                                           {44}                  $0.00
                                                                                                                      --------------
{45}  End of period Pre-Funding Account balance                                                          {45}         $10,000,000.00
                                                                                                                      ==============

IV.    RECONCILIATION OF CAPITALIZED INTEREST ACCOUNT:

{46}  Beginning of period Capitalized Interest Account balance                                           {46}                 $0.00
                                                                                                                              -----
{47}  Monthly Capitalized Interest Amount Transfer to Collections Account                                {47}  $0.00
                                                                                                               -----
{48}  Investment Earnings                                                                                {48}  $0.00
                                                                                                               -----
{49}  Investment Earnings Transfer to New South                                                          {49}  $0.00
                                                                                                               -----
{50}  Payment of Remaining Capitalized Interest Account at End of Pre-funding
       Period to New South                                                                               {50}  $0.00
                                                                                                               -----
{51}  Total Net Monthly Activity                                                                         {51}                 $0.00
                                                                                                                              -----
{52}  End of period Capitalized Interest Account balance                                                 {52}                 $0.00
                                                                                                                              =====

V.     RECONCILIATION OF COLLECTION ACCOUNT:
       Available Funds:

    {53} Collections on Receivables during period (net of Liquidation
          Proceeds and Fees)                                                                             {53}  $0.00
                                                                                                               -----

    {54} Liquidation Proceeds collected during period                                                    {54}  $0.00
                                                                                                               -----
    {55} Purchase Amounts deposited in Collection Account                                                {55}  $0.00
                                                                                                               -----
    {56} Monthly Capitalized Interest Amount                                                             {56}  $0.00
                                                                                                               -----
    {57} Investment Earnings - Collection Account                                                        {57}  $0.00
                                                                                                               -----
    {58} Investment Earnings - Transfer From Pre-funding Account                                         {58}  $0.00
                                                                                                               -----
    {59} Investment Earnings - Transfer From Reserve Account                                             {59}  $0.00
                                                                                                               -----
    {60} Servicer Advances                                                                               {60}  $0.00
                                                                                                               -----
    {61} Other Collections                                                                               {61}  $0.00
                                                                                                               -----
    {62} Reserve Account Draw Amount                                                                     {62}  $0.00
                                                                                                               -----
    {63} Note Policy Draw Amount                                                                         {63}  $0.00
                                                                                                               -----
    {64} Total Available Funds                                                                           {64}            $0.00
                                                                                                                         -----

Distributions:

    {65} Base Servicing Fee - to Servicer                                                                {65}       $0.00
                                                                                                              -----------
    {66} Amounts collected in respect of interest accrued on the Receivables prior
          to Closing Date or Funding Date.                                                               {66}       $0.00
                                                                                                               ----------
    {67} Supplemental Fees - reimbursed to Servicer                                                      {67}       $0.00
                                                                                                               ----------
    {68} Servicer Advances - reimbursed to Servicer                                                      {68}       $0.00
                                                                                                               ----------
    {69} Monthly Indenture Trustee Fee                                                                   {69}       $0.00
                                                                                                               ----------
    {70} Monthly Owner Trustee Fee                                                                       {70}       $0.00
                                                                                                               ----------

         Noteholders' Interest Distributable Amount

                      Beginning    Interest   Interest                                 Calculated
        Class        Note Balance  Carryover    Rate       Days      Days Basis         Interest
     --------------------------------------------------------------------------------------------
{71} Class A - 1   $35,000,000.00          0  1.44000%        -   Actual days/360      $0.00             {71}       $0.00
                                                                                                               ----------
{72} Class A - 2   $45,400,000.00          0  1.94000%        -       30/360           $0.00             {72}       $0.00
                                                                                                               ----------
{73} Class A - 3   $56,951,213.00          0  3.03000%        -       30/360           $0.00             {73}       $0.00
     --------------------------------------------------------------------------------------------              ----------
{74} Insurance Premium - to Ambac                                                                        {74}       $0.00
                                                                                                               ----------

     Noteholders' Principal Distributable Amount
         ---------------------------------------
                                     Principal
            Class                  Distributable
         ---------------------------------------
    {75} Class A - 1                  $0.00                                                              {75}       $0.00
                                                                                                               ----------
    {76} Class A - 2                  $0.00                                                              {76}       $0.00
                                                                                                               ----------
    {77} Class A - 3                  $0.00                                                              {77}       $0.00
         ---------------------------------------                                                               ----------
    {78} Reimbursement of Draws on Insurance Policy                                                      {78}       $0.00
                                                                                                               ----------
    {79} Reserve Account Deposit                                                                         {79}       $0.00
                                                                                                               ----------
    {80} Other Amounts Payable to the Insurer                                                            {80}       $0.00
                                                                                                               ----------
    {81} Additional Trustee Fees                                                                         {81}       $0.00
                                                                                                               ----------
    {82} Payment to Certificateholder                                                                    {82}       $0.00
                                                                                                               ----------

 {83}  Total Distributions                                                                                        {84}        $0.00
                                                                                                                              =====

 VI.   RECONCILIATION OF RESERVE ACCOUNT:

 {85} Initial Reserve Account Deposits                                                                   {85}                 $0.00
                                                                                                                              -----
 {86} Beginning of period Reserve Account balance                                                        {86}                 $0.00
                                                                                                                              -----
      Additions to Reserve Account

      {87} Deposits from Collections Account                                                             {87}       $0.00
                                                                                                                    -----
      {88} Investment Earnings                                                                           {88}       $0.00
      {89} Total Additions                                                                               {89}                 $0.00
                                                                                                                              -----
      Deductions From Reserve Account

      {90} Reserve Account Draw Amount                                                                   {90}       $0.00
                                                                                                                    -----
      {91} Investment Earnings - Transfer to the Collection Account                                      {91}       $0.00
                                                                                                                    -----
      {92} Excess Reserve Amount                                                                         {92}       $0.00
                                                                                                                    -----
      {93} Total Deductions                                                                              {93}                 $0.00
                                                                                                                              -----

 {94} Reserve Account balance                                                                                  {94}           $0.00
                                                                                                                              -----
    Specified Reserve (Target reserve is 5% of pool balance; 7% if Account
     Compliance Test delinquency or loss rate test failed)

      During Pre-Funding Period
      {95} 1% of the Original Pool Balance                                                               {95}                 $0.00
                                                                                                                              -----
      {96} 5% of the Pool Balance                                                                        {96}                 $0.00
                                                                                                                              -----

        After Pre-Funding Period
      {97} Floor Amount (1% of the Original Pool Balance)                        {97}  $0.00
                                                                                       -----
      {98} Current Pool Factor                                     100.00000%
      {99} If Pool Factor is Greater than or Equal to 25%:
           (i) Rolling average delinquency rate GT 1.75%?          NO
          (ii) Rolling average net loss rate GT 4.75%?             NO

     {100} (x) If Pool Factor is Less than 25%:
           (i) Rolling average delinquency rate GT 2.75%?          NO
          (ii) Rolling average net loss rate GT 5.75%?             NO

     {101} Specified Reserve Account Calculation                                                        {101}                 $0.00

      Distributions expressed as a dollar amount per $1,000 of the initial principal balance of the Class A Notes {Section 5.9 (a))

           ---------------------------------------------------------------------------------------------------------
     {102}        A-1                A-2                A-3             Payable from   Payable from    Servicing Fee
           ---------------------------------------------------------------------------------------------------------
               Principal          Principal          Principal             Reserve      Note Policy        Paid
           ---------------------------------------------------------------------------------------------------------
           $0.00                $0.00              $0.00               $0.00          $0.00           $0.00
           ---------------------------------------------------------------------------------------------------------
                Interest           Interest           Interest
           -----------------------------------------------------------
                 $0.00              $0.00             $0.00
           -----------------------------------------------------------
           Interest Carryover Interest Carryover Interest Carryover
           -----------------------------------------------------------
                 $0.00              $0.00              $0.00
           -----------------------------------------------------------

By:
Name:
Title:
Date:

                                     EX-A-1

                                                                       EXHIBIT B

                         FORM OF NOTICE OF FUNDING DATE

     In accordance with the Sale and Servicing Agreement dated as of November 26, 2002 by and between New South Motor Vehicle Trust 2002-A, by Wilmington Trust Company, not in its individual capacity but solely as owner trustee, as issuer, Bond Securitization, L.L.C., as seller, New South Federal Savings Bank, as servicer and custodian ("New South"), and JPMorgan Chase Bank, as indenture trustee (the "Sale and Servicing Agreement"), the undersigned hereby gives notice of the Funding Date to occur on [_______], 2002 for each of the Receivables listed on the Schedule of Receivables attached hereto and accompanying this Notice of Funding. Unless otherwise defined herein, capitalized terms have the meanings set forth in the Sale and Servicing Agreement.

     The aggregate Principal Balance of Additional
     Receivables as of the Additional Cutoff Date is   $[________]

     The undersigned hereby certifies that:

     (i) After giving effect to the transfer of Additional Receivables on the Funding Date, each of the representations and warranties made by New South with respect to the Additional Receivables pursuant to Section 3.2 of the Purchase Agreement shall be true and correct as of the Funding Date;

     (ii) No selection procedures adverse to the interests of the Noteholders or the Insurer shall have been used in selecting the Additional Receivables; and

     (iii)     After giving effect to the transfer of the Additional
               Receivables on the Funding Date, the Receivables transferred to the Issuer shall meet the following criteria (based on the characteristics of the Initial Receivables on the Initial Cutoff Date and the Additional Receivables on the Additional Cutoff
               Date): (A) not more than 10% of the Pool Balance based on aggregate Principal Balance shall have Obligors whose billing addresses are in any one state other than Alabama, Texas and Georgia unless an Opinion of Counsel acceptable to the Rating Agencies and the Insurer with respect to the security interest in the related Financed Vehicle is furnished by New South on or prior to the Funding Date; (B) not more than 80% of the Pool Balance based on aggregate Principal Balance shall have Obligors whose billing addresses are located in either Texas or Alabama combined and (C) the weighted average Annual Percentage Rate of the Receivables owned by the Trust shall not be less than 11.25%.

                                     EX-B-1

     This document is executed and delivered by New South, individually and as Servicer under the Sale and Servicing Agreement in the exercise of the powers and authority conferred and vested in it as such Servicer.

Date: [               ], 2002

                                                NEW SOUTH FEDERAL SAVINGS BANK,
                                                individually and as Servicer



                                                By: ____________________________
                                                    Name:
                                                    Title:

                                     EX-B-2